                                           SEMI-ANNUAL REPORT  |  April 30, 2001


                                                                      The Strong
                                                                          Income
                                                                           Funds

                                                                         [Photo]






            Strong Corporate Bond Fund
     Strong Government Securities Fund
           Strong Short-Term Bond Fund
           Strong High-Yield Bond Fund
Strong Short-Term High Yield Bond Fund





                                                                   [STRONG LOGO]

                                           SEMI-ANNUAL REPORT  |  April 30, 2001

                                                                      The Strong
                                                                          Income
                                                                           Funds

Table of Contents

Investment Reviews
         Strong Corporate Bond Fund .......................................    2
         Strong Government Securities Fund ................................    4
         Strong Short-Term Bond Fund ......................................    6
         Strong High-Yield Bond Fund ......................................    8
         Strong Short-Term High Yield Bond Fund ...........................   10

Bond Glossary .............................................................   12

Financial Information

         Schedules of Investments in Securities
                  Strong Corporate Bond Fund .............................    13
                  Strong Government Securities Fund .......................   16
                  Strong Short-Term Bond Fund .............................   19
                  Strong High-Yield Bond Fund .............................   23
                  Strong Short-Term High Yield Bond Fund ..................   26
         Statements of Assets and Liabilities .............................   29
         Statements of Operations .........................................   31
         Statements of Changes in Net Assets ..............................   33
         Notes to Financial Statements ....................................   35
Financial Highlights ......................................................   42

A Few Words From Brad Tank, Director of Fixed Income Investing

[PHOTO OF BRAD TANK]

Fixed Income Market Overview from
October 31, 2000 to April 30, 2001

For fixed income investors, the past six-months were generally positive compared to the difficult conditions the stock markets experienced. Interest rates declined--and the timing and pattern of the decline demonstrated the forward-looking nature of the financial markets.

During the closing months of last year, we witnessed a sharp fall in U.S. Treasury rates that reflected an environment of weakening economic data. Meanwhile, the Federal Reserve continued to hold its policy steady, maintaining the overnight funds rate at 6.5 percent. But the markets were well ahead of policymakers by the first week of January. That's when the first of what now totals five, half-percent reductions in the Fed Funds rate took place, including the rate cut on May 15, 2001.

The sum of these events has produced a dramatic steepening of the yield curve throughout the period. Thirty-year treasuries remained unchanged, yielding 5.79 percent. Ten-year notes declined in yield from 5.73 percent to 5.34 percent. And two-year note yields fell from 5.91 percent to 4.28 percent.

Our Strong income portfolios were generally positioned to benefit from both a decline in interest rates and a steepening of the yield curve. We believe that while easier monetary policy continues to unfold, we may see additional yield curve steepening. But we think much of the drama is behind us. The primary issue facing the market right now is just how low the Federal Reserve will take short-term interest rates. Our view is that while economic growth has slowed sharply, the U.S. economy will avoid slipping into a recession. This suggests that short-term rates could drop another percent or so.

We are more positive than many on the near term prospects for the U.S. economy. But we believe it's not likely we will return quickly to the four-percent-plus real growth we experienced over the last few years.

In the past two quarters, real GDP (Growth Domestic Product) growth in the U.S. has slipped to an average of 1.6 percent. And our expectation is that by year-end, we will be back to two-to-three percent growth. A sustained lowering of capital spending and hiring by businesses, as well as a more cautious consumer, would appear to ensure slower growth for the near future.

The fundamentals of the U.S. economy remain solid and easier monetary policy is adding further support. However, new job creation has slowed and we expect wage growth to follow suit soon. Similarly, corporate profit growth has stalled, but current levels of profitability appear to be stable.

Today's economic factors, in our view, point to a generally positive outlook for fixed income markets, and we have positioned our portfolios accordingly.

Corporate credit quality, which has generally been deteriorating, has begun to show signs of stabilizing, and we believe current valuations are fairly good. However, as we have seen in the stock market recently, careful selection-- industry to industry and from credit to credit--remains an all-important ingredient to investment success.

As for high-yield bonds, we believe quarter four of 2000 may have been a significant turning point. There are similarities between the current market and 1991. That year, high-yield bonds performed well against a backdrop of deteriorating bond quality--which foreshadowed an upturn in fundamentals in the following year.

Internationally, the bond markets of developed economies around the world have loosely followed the performance patterns of the U.S. fixed income markets. The European central bank just eased monetary policy in response to sluggish economic news. While we're somewhat positive on European credit markets, we believe the best prospects for fixed income investors remain here in the U.S.

That's our current assessment of the fixed income markets. We thank you for investing with Strong and look forward to updating you again soon.

                                          /s/ Brad C. Tank

Strong Corporate Bond Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in intermediate-maturity bonds issued by U.S. companies. The Fund invests primarily in higher- and medium-quality bonds. To increase the income it pays out, it may also invest a small portion of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The managers focus primarily upon high-yield bonds rated BB with positive or improving credit fundamentals. The Fund's dollar-weighted average maturity will normally be between 7 and 12 years. To a limited extent, the Fund may also invest in foreign securities.
--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-12-85 to 4-30-01

                              [CHART APPEARS HERE]

                 The Strong              Lehman Brothers U.S.            Lipper Corporate Debt
            Corporate Bond Fund         Credit BAA Bond Index*           Funds BBB Rated Index*
            -------------------         ----------------------           ----------------------
Nov 85            $10,000                      $10,000                          $10,000
Nov 86            $13,304                      $11,685                          $11,512
Nov 87            $13,835                      $12,089                          $11,720
Nov 88            $15,607                      $13,622                          $12,954
Nov 89            $16,038                      $15,529                          $14,347
Nov 90            $14,493                      $16,076                          $15,056
Nov 91            $16,567                      $18,921                          $17,260
Nov 92            $18,393                      $20,949                          $19,045
Nov 93            $21,520                      $23,941                          $21,693
Nov 94            $21,118                      $23,110                          $20,743
Nov 95            $26,204                      $28,129                          $24,645
Nov 96            $28,549                      $30,166                          $26,370
Nov 97            $31,301                      $32,662                          $28,495
Nov 98            $33,749                      $35,224                          $30,451
Nov 99            $33,998                      $35,155                          $30,233
Nov 00            $35,965                      $37,025                          $31,884
Apr 01            $38,458                      $39,153                          $33,463

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Credit BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: Over the past six months, the Strong Corporate Bond Fund's performance has been driven positively by both declining market interest rates and declining risk premiums--that is, the amount of extra yield paid in excess of Treasury yields--in the corporate bond sector.

     Corporate bonds outperformed Treasury bonds overall for the past six months, despite a decline in reported earnings in many industries. The first three months of the period saw corporate bonds underperform, as investors were surprised at the sudden decline in corporate profitability. The Federal Reserve, concerned by the abrupt slowdown in economic growth, began to ease interest rates aggressively early in 2001. As the Fed continued to cut the Federal Funds target rate--by a total of two percentage points through April--corporate bonds outperformed Treasuries by a wide margin.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The past six months have been most notable for the swift change in monetary policy. Last year, the Federal Reserve was raising interest rates in an effort to slow a very strong, fast-growing economy. By the end of the year 2000, however, it was apparent that declines in consumer spending and capital investment were producing an economic slowdown.

The Federal Reserve then shifted course, aggressively lowering the Fed Funds target rate by 200 basis points between January and April. Interest rates declined, the yield curve steepened (that is, the difference between the yields on very short-term securities and those on longer-term issues increased), and corporate bond risk premiums narrowed.

     The outlook for corporate earnings and cash flow clearly deteriorated over the past six months, as an increasing number of companies reported disappointing earnings. Declining earnings, combined with rising corporate debt levels, led to an increase in the number of companies experiencing downgrades in their credit ratings. Diligent company research was therefore crucial to investment success in the period.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: As it became increasingly evident that the economy would struggle, we believed that the combined impact of the Fed's previous monetary tightening and stock-market declines would hamper growth in consumer spending and business investment. This forecast led us to put the Fund's duration at
     6.25 to 6.28 years, approximately 0.5 years greater than our benchmark level. It also led us to increase our exposure to short- and intermediate-maturity bonds. These strategies boosted the Fund's returns as interest rates declined; two- and five-year yields declined significantly for the majority of the period, while 30-year yields were virtually unchanged.

     In addition, the Fund derived some of its outperformance by identifying industries and companies that could deliver consistent earnings and cash flows despite the slowing economy. We maintained overweightings in such recession-resistant industries as health care, electric utilities, and cable/media.

Q:   What is your future outlook?

A: We believe the near-term economic outlook supports further rate cuts by the Fed. Although bond prices have already factored in some future rate reductions, we believe there is still room for a modest bond market rally over the next six months.

     In our opinion, the corporate sector currently offers the most compelling opportunities in the bond market. Historically, corporate bonds have outperformed other fixed-income sectors in the 6 to 12 months following Fed rate cuts. For this reason, we expect the corporate sector to outperform the Treasury sector in coming months.

     We appreciate your investment in the Strong Corporate Bond Fund. Thank you for making us a part of your investment portfolio.

     Jeffrey A. Koch
     Portfolio Co-Manager

     John T. Bender
     Portfolio Co-Manager

     Janet Rilling
     Portfolio Co-Manager


                 ---------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 4-30-01

                                 INVESTOR CLASS
                                 --------------
                             1-year              12.48%
                             5-year               8.07%
                            10-year               9.44%
                    Since Inception               9.15%
                         (12-12-85)

                                ADVISOR CLASS/1/
                                -------------
                             1-year              12.20%
                             5-year               7.82%
                            10-year               9.20%
                    Since Inception               8.93%
                         (12-12-85)

                             INSTITUTIONAL CLASS/2/
                             -------------------
                             1-year              13.03%
                             5-year               8.22%
                            10-year               9.51%
                    Since Inception               9.20%
                         (12-12-85)

                 ---------------------------------------------

                              PORTFOLIO STATISTICS
                                 As of 4-30-01

                 ---------------------------------------------
                                 INVESTOR CLASS
                    30-day annualized yield/3/     7.20%
                 ---------------------------------------------
                 ---------------------------------------------
                                 ADVISOR CLASS
                    30-day annualized yield/3/     7.16%
                 ---------------------------------------------
                 ---------------------------------------------
                              INSTITUTIONAL CLASS
                    30-day annualized yield/3/     7.68%
                 ---------------------------------------------
                      Average maturity/4/     11.9 years
                               Average
                        quality rating/5/     BBB

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.
--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

  /1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

  /2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

  /3/ Yields are historical and do not represent future yields. Yields fluctuate
      Yields are as of 4-30-01.

  /4/ The Fund's average maturity includes the effect of futures.

  /5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

    * The Lehman Brothers U.S. Credit BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers U.S. Credit Bond Index that are rated BAA by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Government Securities Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in higher-quality bonds issued by the U.S. government or its agencies. The Fund's dollar-weighted average maturity will normally be between five and ten years. To a limited extent, the Fund may also invest in dollar-denominated foreign securities.
--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-29-86 to 4-30-01

                              [CHART APPEARS HERE]

             The Strong Government     Lehman Brothers U.S.       Lipper General U.S.
                Securities Fund        Aggregate Bond Index*    Government Funds Index*
             --------------------      ---------------------    -----------------------
 Sep 86            $10,000                     $10,000                  $10,000
 Sep 87            $ 9,754                     $ 9,893                  $ 9,698
 Sep 88            $11,415                     $11,209                  $10,840
 Sep 89            $12,578                     $12,471                  $11,845
 Sep 90            $13,475                     $13,415                  $12,559
 Sep 91            $15,296                     $15,560                  $14,452
 Sep 92            $17,567                     $17,513                  $16,058
 Sep 93            $19,982                     $19,260                  $17,496
 Sep 94            $19,360                     $18,639                  $16,592
 Sep 95            $22,221                     $21,259                  $18,649
 Sep 96            $23,041                     $22,301                  $19,290
 Sep 97            $25,400                     $24,467                  $21,055
 Sep 98            $28,176                     $27,284                  $23,416
 Sep 99            $27,939                     $27,184                  $22,875
 Sep 00            $29,695                     $29,084                  $24,295
 Apr 01            $31,741                     $31,097                  $25,817

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: The Fund's share price benefited from the rally in the U.S. Treasury note market during the past six months. Also, the Fund's holdings in mortgage-backed securities and U.S. agency issues provided incremental income.

     Most of the Fund's capital appreciation came in the later months of 2000, as the Treasury market began to rally in anticipation of an economic slowdown. For the majority of the first four months of 2001, 10-year Treasury notes actually declined in price, but mortgage-backed securities (in which the Fund has extensive positions) modestly increased in value.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Over the course of 2001, the Fed has lowered the Federal Funds (or overnight) rate a full 200 basis points, bringing that figure to 4.5 percent. These rate cuts reflected an effort to rekindle the sagging United States economy.

     When the Fed aggressively lowers the overnight funds rate, it drags yields on shorter-maturity Treasuries lower. This creates an opportunity for price appreciation for short-term bonds, but not necessarily for longer-term 10- and 30-year bonds. In fact, since the Fed started easing on January 3, prices on the 30-year Treasury bond were down substantially for most of the six-month period.

     Another effect that the Fed's easier monetary policy has had on the markets has been to improve the prices of bonds in the so-called spread sectors of the market--corporate bonds, agency issues, and mortgage-backed securities. The reason is that financing for these issues has become more readily available, which in turn has improved their ongoing credit. Since the beginning of the year, some of the best-performing bonds in the marketplace have been found in these sectors.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Keeping the Fund's duration longer than that of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, has had the greatest positive impact on performance over the past six months. Duration, a measure of a portfolio's price sensitivity to changes in interest rates, is one of the most powerful tools bond portfolio managers have at their discretion. Because shifts in duration can have a potent effect on performance, we make only modest, incremental deviations in duration relative to our benchmark.

     Another important factor in our decision-making process is determining where to position the portfolio along the yield curve--that is, selecting which bond maturities to emphasize in the portfolio. The shape of the yield curve is determined by the yields paid across the broad spectrum of individual bond maturities. The impact of this yield-curve positioning can be clearly seen over the past six months. During this period, yields on two-year Treasuries fell to 4.27 percent from 5.91 percent, while yields on 30-year bonds remained unchanged at 5.79 percent. Thus, even though 30-year bonds have a greater duration than two-year notes, over this time frame it was more profitable to own the two-year notes. Therefore, our decision to position the Fund more heavily in short-term bonds contributed very positively to the Fund's performance.

     Our extensive use of mortgage-backed securities that are less sensitive to prepayments also benefited performance. In a falling interest-rate environment such as the one we have been experiencing, many homeowners rush out to refinance their mortgages. This creates prepayments of principal on mortgage-backed securities, which in turn forces reinvestment at lower interest rates. We attempt to reduce our exposure to these prepayments in part by purchasing mortgage-backed securities that have explicit prepayment protection or other characteristics that make them less likely to refinance.

Q:   What is your future outlook?

A: We believe the Fund is currently structured to continue to benefit from the current environment. Even though short-term rates are down 200 basis points so far this year, we anticipate that more rate cuts are likely. Although calling the exact bottom in rates is a dangerous exercise, we expect that the overnight funds rate will go another 50 to 75 basis points lower than their current levels.

     We thank you for investing in the Strong Government Securities Fund.

     Bradley C. Tank
     Portfolio Co-Manager

     Thomas A. Sontag
     Portfolio Co-Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 4-30-01

                                 INVESTOR CLASS
                                 --------------
                                  1-year             11.78%
                                  5-year              7.07%
                                 10-year              8.24%
                         Since Inception              8.29%
                              (10-29-86)

                                ADVISOR CLASS/1/
                                ----------------
                                  1-year             11.54%
                                  5-year              6.75%
                                 10-year              7.92%
                         Since Inception              7.97%
                              (10-29-86)

                             INSTITUTIONAL CLASS/2/
                             ----------------------
                                  1-year             12.34%
                                  5-year              7.25%
                                 10-year              8.33%
                         Since Inception              8.35%
                              (10-29-86)

                  -------------------------------------------

                             PORTFOLIO STATISTICS
                                 As of 4-30-01

                  -------------------------------------------
                                 INVESTOR CLASS
                    30-day annualized yield/3/        5.40%
                  -------------------------------------------
                  -------------------------------------------
                                 ADVISOR CLASS
                    30-day annualized yield/3/        5.15%
                  -------------------------------------------
                  -------------------------------------------
                              INSTITUTIONAL CLASS
                    30-day annualized yield/3/        5.88%
                  -------------------------------------------
                     Average maturity/4/         6.4 years
                              Average
                       quality rating/5/         AAA

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

      Fund shares are neither insured nor guaranteed by the U.S. government.

  /1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

  /2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

  /3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01.

  /4/ The Fund's average maturity includes the effect of futures, options, and when-issued securities.

  /5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

    * The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/ Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Bond Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. government (and its agencies) bonds. The Fund invests primarily in higher- and medium-quality bonds. The Fund's dollar-weighted average maturity will normally be between one and three years. The Fund may also invest a portion of its assets in lower-quality, high-yield bonds. The managers focus primarily upon high-yield bonds rated BB with positive or improving credit fundamentals. To a limited extent, the Fund may also invest in foreign securities.
--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 8-31-87 to 4-30-01

                              [CHART APPEARS HERE]

          The Strong Short-Term    Lehman Brothers U.S. 1-3 Year      Lipper Short Investment
                Bond Fund          Government/Credit Bond Index*     Grade Debt Funds Average*
          ---------------------    -----------------------------     -------------------------
Aug 87          $10,000                      $10,000                          $10,000
Aug 88          $11,052                      $10,723                          $10,716
Aug 89          $12,197                      $11,750                          $11,775
Aug 90          $12,537                      $12,822                          $12,632
Aug 91          $13,882                      $14,235                          $13,911
Aug 92          $15,772                      $15,681                          $15,280
Aug 93          $16,961                      $16,576                          $16,226
Aug 94          $17,212                      $16,871                          $16,427
Aug 95          $18,382                      $18,138                          $17,544
Aug 96          $19,676                      $19,096                          $18,391
Aug 97          $21,427                      $20,451                          $19,685
Aug 98          $22,585                      $21,934                          $20,936
Aug 99          $23,418                      $22,818                          $21,609
Aug 00          $24,868                      $24,145                          $22,827
Apr 01          $26,519                      $25,803                          $24,234

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: Over the past six months, slower economic growth and aggressive interest rate cuts from the Federal Reserve led to a significant decline in market interest rates, driving bond prices higher. Since January, the Federal Reserve has lowered the Fed Funds target rate by two percentage points, bringing it to 4.5 percent. The two-year Treasury yield has fallen by a slightly lesser degree, declining by 163 basis points to 4.27 percent.

     Corporate bonds, mortgages, and asset-backed securities all outperformed the Treasury market over the period, which led the Fund to an above-average return. The corporate sector was the strongest performer, as the Fed's easing gave investors confidence to look past disappointing earnings and toward a modest recovery for the economy and corporate profitability.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the past six months, real growth in Gross Domestic Product has declined from the 4 percent to 5 percent range seen in 1999 and 2000 to a more tame 1 percent to 2 percent. This slowdown sparked the Federal Reserve's rapid change in monetary policy, as it moved away from raising interest rates to slow an overheating economy to aggressively lowering rates to avoid a recession.

     This reversal in monetary policy led to a reversal of fortune for the bond market. As the Fed eased and the stock market declined, investors rediscovered bonds. This renewed demand drove bond prices up (and yields down), with yields on two-year and five-year Treasuries declining by 1.63 percent and 0.90 percent, respectively. Higher-yielding, lower-quality bonds outperformed Treasuries over the six months--a reversal of the situation last year.

     The improved performance of the corporate bond sector came despite a significant decline in credit quality, as the number of companies reporting disappointing earnings increased. Declining earnings, combined with rising debt levels, sparked an increase in the number of companies experiencing downgrades in their credit ratings. The corporate bond sector was nonetheless able to provide very strong performance, because a higher level of risk had already been factored into the market.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund performed in-line with its benchmark, the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index because of success in three areas: duration positioning, sector allocation, and issue selection.

     As the economy and stock market began to show signs of weakness, we increased the Fund's duration--its sensitivity to interest-rate changes--relative to its benchmark. The recent interest-rate declines primarily affected short-term securities, such as those this Fund invests in. The Fund's additional interest-rate sensitivity therefore allowed its performance to benefit significantly from these rate cuts.

     With regard to sector allocations, the Fund maintained an overweighting in the corporate sector throughout the six-month period. This hurt performance in November, but the strong rally in corporates in January and April made this positioning very profitable overall. In the first quarter of 2001, investment-grade corporates outperformed Treasuries by 1.46 percent, while high-yield corporate bonds outperformed Treasuries by 3.44 percent.

     Our focus on diligent company research helped us to avoid pitfalls and to identify issuers able to deliver consistent results despite the difficult economic environment.

Q:   What is your future outlook?

A: We believe the short-term economic outlook tilts in favor of further rate cuts from the Fed. While it appears the economy will sidestep a recession, we anticipate that economic growth will remain at very modest levels. The additional income corporate bonds provide is still very attractive, and we are mindful that corporates typically provide some of their strongest relative performance during and immediately after periods of Fed easing.

     Thank you for investing in the Strong Short-Term Bond Fund.

     Bradley C. Tank
     Portfolio Co-Manager

     John T. Bender
     Portfolio Co-Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 4-30-01

                                 INVESTOR CLASS
                                 --------------
                                 1-year               9.85%
                                 5-year               6.63%
                                10-year               7.01%
                        Since Inception               7.40%
                              (8-31-87)

                                ADVISOR CLASS/1/
                                ----------------
                                 1-year               9.45%
                                 5-year               6.32%
                                10-year               6.71%
                        Since Inception               7.09%
                              (8-31-87)

                             INSTITUTIONAL CLASS/2/
                             ----------------------
                                 1-year              10.32%
                                 5-year               6.80%
                                10-year               7.10%
                        Since Inception               7.46%
                              (8-31-87)

                   ------------------------------------------

                              PORTFOLIO STATISTICS
                                 As of 4-30-01

                   ------------------------------------------
                                 INVESTOR CLASS
                     30-day annualized yield/3/       7.04%
                   ------------------------------------------
                   ------------------------------------------
                                 ADVISOR CLASS
                     30-day annualized yield/3/       6.78%
                   ------------------------------------------
                   ------------------------------------------
                              INSTITUTIONAL CLASS
                     30-day annualized yield/3/       7.47%
                   ------------------------------------------
                       Average maturity/4/       2.7 years
                                Average
                         quality rating/5/       A

-------------------------------------------------------------------------------

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

  /1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

  /2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

  /3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01.

  /4/ The Fund's average maturity includes the effect of futures.

  /5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

    * The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Average represents funds that invest at least 65 percent of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

Strong High-Yield Bond Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, primarily in medium- and lower-quality corporate bonds. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain a dollar-weighted average maturity between five and ten years. The Fund invests a portion of its assets (up to 20 percent) in common stocks. To a limited extent, the Fund may also invest in foreign securities.
--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-28-95 to 4-30-01

                              [CHART APPEARS HERE]

            The Strong High-Yield       Lehman Brothers U.S.       Lipper High Current
                  Bond Fund            High-Yield Bond Index*       Yield Funds Index*
            ---------------------      ----------------------      -------------------
Nov 95              $10,000                   $10,000                     $10,000
May 96              $11,267                   $10,276                     $10,434
Nov 96              $12,447                   $11,073                     $11,177
May 97              $13,380                   $11,639                     $11,767
Nov 97              $14,483                   $12,466                     $12,656
May 98              $15,581                   $13,094                     $13,395
Nov 98              $15,262                   $12,796                     $12,836
May 99              $15,860                   $13,120                     $13,288
Nov 99              $16,073                   $12,970                     $13,248
May 00              $16,130                   $12,699                     $12,912
Nov 00              $14,738                   $12,114                     $11,899
Apr 01              $16,074                   $12,969                     $12,356

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: During the past six months, the performance of the Strong High-Yield Bond Fund was relatively volatile, as the high-yield market became very unsettled. November 2000 was a particularly weak month for the market and for the Fund. We believe that this period marked the bottom of the high-yield market's nearly two-and-a-half years of underperformance relative to other segments of the fixed-income market. An explosive rally in January 2001 provided evidence to this effect, with high-yield securities outperforming virtually every other asset class.

     Overall, the extraordinary volatility of the past six months left the Fund's net asset value lower than it was at the beginning of the period, though this small decline was more than offset by the income generated by the portfolio's holdings.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In the first four months of 2001, the Federal Reserve cut interest rates on four separate occasions by a total of two percentage points. In making these cuts, the Fed cited concerns over continued weakness in economic growth.

     We believe this approach is warranted by the speed of the economic transition from rapid growth to slow growth.

     The high-yield market suffered in 2000, apparently anticipating the current economic weakness. Furthermore, the rate of default-- failure to make payments of interest and principal--on high-yield bonds accelerated throughout 2000, and appears likely to be higher still in 2001. As a result, the risk premium (that is, the difference between the yield that high-yield bonds must pay to compensate for their additional risk relative to Treasury securities) has risen to historically high levels.

     The high-yield market has experienced a rally in 2001, in apparent anticipation of a rebound in growth as the economy responds to the Fed's rate cuts. It may seem surprising, but this rally in the face of potentially higher default rates is not unprecedented in the market.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's performance benefited from several changes in sector weightings that we began to implement even before this reporting period. Late in 2000, we decreased our exposure to the wireline telecommunications sector, while increasing our exposure to wireless telecommunications. This move aided performance, as the perceived glut of capacity and lack of access to capital drove prices of many of the wireline telecommunications bonds to distressed levels. Wireless telecommunications securities, on the other hand, were relatively unaffected.

     Also, late in 2000, we increased our exposure to the cable TV sector in both the U.S. and Europe. It appears to us that cable TV issues represent attractive value, particularly in a slower-growth economic environment. Cable tends to be relatively recession-resistant, and is also now starting to benefit from new, higher-margin revenue streams in such areas as digital video and cable modems.

     Finally, we took an opportunistic approach to investing during and immediately after the market swoon in October and November 2000. Indiscriminate selling created many opportunities, allowing us to add to many of our existing positions as well as to take new positions in securities that we had formerly deemed too expensive. This set the stage for the good performance that the Fund experienced early in 2001.

Q:   What is your future outlook?

A: We believe the high-yield market reached an important bottom in the final quarter of 2000. Aggressive easing by the Federal Reserve should pave the way for an eventual return to a more stable economic environment. That, along with attractive valuations, leads us to believe that the high-yield market is set to earn an attractive return over the next 12 to 18 months, despite the potential for higher default rates.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Thomas M. Price
     Portfolio Co-Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  As of 4-30-01

                                  INVESTOR CLASS
                    ---------------------------------------
                                  1-year            -1.05%
                                  3-year             1.27%
                                  5-year             7.88%
                         Since Inception             9.29%
                              (12-28-95)

                                  ADVISOR CLASS/1/
                    ---------------------------------------
                                  1-year            -1.41%
                                  3-year             0.94%
                                  5-year             7.56%
                         Since Inception             8.96%
                              (12-28-95)

                     ---------------------------------------

                              PORTFOLIO STATISTICS
                                 As of 4-30-01

                     ---------------------------------------
                                 INVESTOR CLASS
                    ---------------------------------------
                       30-day annualized yield/2/   12.11%
                     ---------------------------------------
                                 ADVISOR CLASS
                    ---------------------------------------
                       30-day annualized yield/2/   11.84%
                     ---------------------------------------
                         Average maturity/3/    5.9 years
                                  Average
                           quality rating/4/    BB

--------------------------------------------------------------------------------

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest.Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.


From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

The Fund has a redemption fee of 1.00% against shares that are held for fewer than 6 months.

  /1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

  /2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01.

  /3/ The Fund's average maturity includes the effect of futures.

  /4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

    * The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment grade. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Bond Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Short-Term High Yield Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in short- and intermediate-term corporate bonds. The Fund invests primarily in medium- and lower-quality, high-yield bonds. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund's dollar-weighted average maturity will normally be between one and three years. To a limited extent, the Fund may also invest in foreign securities.
--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 6-30-97 to 4-30-01

                              [CHART APPEARS HERE]

            The Strong Short-Term         Short-Term High          Lipper High Current
             High Yield Bond Fund       Yield Bond Index II*       Yield Funds Index*
            ---------------------       --------------------       -------------------
Jun 97             $10,000                    $10,000                    $10,000
Sep 97             $10,530                    $10,308                    $10,539
Dec 97             $10,777                    $10,502                    $10,699
Mar 98             $11,096                    $10,733                    $11,169
Jun 98             $11,324                    $10,933                    $11,211
Sep 98             $11,387                    $10,768                    $10,365
Dec 98             $11,680                    $10,993                    $10,691
Mar 99             $11,946                    $11,167                    $11,032
Jun 99             $12,074                    $11,347                    $11,104
Sep 99             $12,219                    $11,435                    $10,909
Dec 99             $12,301                    $11,568                    $11,202
Mar 00             $12,357                    $11,476                    $11,032
Jun 00             $12,572                    $11,599                    $10,988
Sep 00             $12,827                    $11,812                    $10,903
Dec 00             $12,919                    $11,440                    $10,115
Mar 01             $13,407                    $12,333                    $10,461
Apr 01             $13,402                    $12,351                    $10,324

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index II and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: Because of extreme volatility in the high-yield markets, the Strong Short-Term High Yield Bond Fund exhibited some uncharacteristic volatility of its own during the past six months. Although the Fund's volatility was rather muted compared with the overall high-yield market, it nonetheless resulted in a peak-to-trough net asset value change of $0.39 over the period. To put this into perspective, the volatility-reducing effect of a fund with a shorter average duration, the Strong High Yield Bond Fund had a peak-to-trough NAV change of $1.18--about three times the volatility of the Short-Term High Yield Bond Fund.

     November 2000 was a particularly weak month for the high-yield market. January, in contrast, produced an explosive rally, during which high-yield bonds outperformed almost every other asset class.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: From January 3 through April 18, 2001, the Federal Reserve cut the Federal Funds target rate four times for a total decline of two percentage points. Concerns over continued and growing economic weakness were the primary factors the Fed cited in taking these actions.

     Further, it appears that the past few years of access to low-cost equity capital and over investment in the technology sector have produced excess capacity that, coupled with slowing demand, could prove to be a drag on the economy for some time to come without some form of intervention.

     The high-yield market, in anticipation of economic weakness, in 2000 suffered through its worst year since 1990--the start of the last U.S. economic recession. Furthermore, the rate of default--failure to make payments of interest and principal--on high-yield bonds accelerated throughout 2000, and appears likely to be higher still in 2001. As a result, the risk premium (that is, the difference between the yield that high-yield bonds must pay to compensate for their additional risk relative to Treasury securities) has risen to historically high levels.

     The high-yield market has experienced a rally in 2001, in apparent anticipation of a rebound in growth as the economy responds to the Fed's rate cuts. This rally in the face of potentially higher default rates is not unprecedented in the market.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund benefited over the past six months from our efforts to maximize income while minimizing volatility. This Fund is designed to generate more income than its short-term, investment-grade counterparts, but less income than a longer-duration (and more volatile) high-yield fund. Over the course of a market cycle, the Fund is designed to outperform its investment-grade counterparts thanks to its higher income, while exhibiting approximately the same degree of volatility. The Fund is, however, designed to underperform longer-duration high-yield funds over the course of a market cycle, but should experience only about one-third of the longer fund's volatility.

     We use several means to pursue the Fund's goals. First, we buy shorter-maturity high-yield bonds. Second, we buy high-coupon callable bonds that, while they have longer nominal maturities, are likely to be redeemed by the company at an earlier call date. An example of this would be the SD Warren 14 percent notes due in December 2006, but callable at the company's option in December 2001. Finally, we manage the portfolio to maintain an average credit quality that is higher than those of most longer-duration high-yield funds. Our average credit quality rating is BB, the highest category in the high-yield universe.

     After the market fell sharply in October and November 2000, we seized the opportunity to take advantage of inefficiencies that resulted. We were able to both add to existing positions and build new ones at very attractive valuations. This set the stage for the good performance that the fund experienced early in 2001.

Q:   What is your future outlook?

A: With the high-yield market appearing to have struck bottom in 2000's final quarter and the Federal Reserve paving the way for an eventual economic rebound, we believe the high-yield market is poised for attractive returns over the next 12 to 18 months. Lower valuation levels should be sufficient to offset the impact of higher default rates in the market.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Thomas M. Price
     Portfolio Co-Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  As of 4-30-01

                                 INVESTOR CLASS
                                 --------------
                               1-year                 8.21%
                               3-year                 6.26%
                      Since Inception                 7.94%
                            (6-30-97)

                                ADVISOR CLASS/1/
                                ----------------
                               1-year                 7.87%
                               3-year                 5.93%
                      Since Inception                 7.61%
                            (6-30-97)

                  -------------------------------------------

                              PORTFOLIO STATISTICS
                                 As of 4-30-01

                  -------------------------------------------
                                 INVESTOR CLASS
                    30-day annualized yield/2/        8.99%
                  -------------------------------------------
                                 ADVISOR CLASS
                    30-day annualized yield/2/        8.66%
                  -------------------------------------------
                      Average maturity/3/        2.2 years
                               Average
                        quality rating/4/        BB

--------------------------------------------------------------------------------

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

  /1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

  /2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01.

  /3/ The Fund's average maturity includes the effect of futures.

  /4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

    * The Short-Term High Yield Bond Index II is a market-value-weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Index II is Bloomberg. Source of the Lipper index is Lipper Inc.

Bond Glossary

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the semiannual interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times, when investors buy Treasuries for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES              April 30, 2001 (Unaudited)
------------------------------------------------------------------------------
                         STRONG CORPORATE BOND FUND

                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 88.3%
@Entertainment, Inc. Senior Discount Notes,
     Series B, Zero %, Due 2/01/09 (Rate Reset
     Effective 2/01/04) (b)                          $15,100,000   $ 7,399,000
AES Ironwood LLC Senior Secured Bonds,
     8.857%, Due 11/30/25                              6,500,000     6,631,599
AOL Time Warner, Inc. Bonds,
     7.625%, Due 4/15/31                               8,290,000     8,336,034
AOL Time Warner, Inc. Notes,
     6.75%, Due 4/15/11                                5,000,000     4,976,240
AT&T Wireless Services, Inc. Senior Notes:
     7.875%, Due 3/01/11 (b)                           5,000,000     5,025,605
     8.75%, Due 3/01/31 (b)                           16,500,000    16,984,407
Abitibi-Consolidated, Inc. Yankee Debentures,
     8.50%, Due 8/01/29                                7,500,000     7,284,030
Allied Waste North America, Inc. Senior Notes,
     7.875%, Due 1/01/09                               2,000,000     1,975,000
Allied Waste North America, Inc. Senior
     Secured Notes, 8.875%, Due 4/01/08 (b)            1,500,000     1,560,000
Allied Waste North America, Inc. Senior
     Subordinated Notes, 10.00%, Due 8/01/09           4,500,000     4,674,375
American Airlines, Inc. Pass-Thru Trust
     Certificates, Series 1999-1, Class C,
     7.155%, Due 10/15/04                              2,000,000     2,050,790
Apache Corporation Debentures,
     7.375%, Due 8/15/47                               9,000,000     8,901,765
Apogent Technologies, Inc. Senior Notes,
     8.00%, Due 4/01/11 (b)                            9,350,000     9,311,338
Arrow Electronics, Inc. Senior Notes,
     9.15%, Due 10/01/10                               1,750,000     1,747,219
Atlas Air, Inc. Pass-Thru Trust Certificates,
     Series 1999-1, Class C, 8.77%, Due 7/02/12        1,659,279     1,709,148
Azurix Corporation Senior Notes, Series B,
     10.75%, Due 2/15/10                               1,500,000     1,530,000
Bausch & Lomb, Inc. Variable Rate Notes,
     6.375%, Due 8/01/13 (Remarketing
     Date 8/01/03)                                     2,000,000     1,928,224
Beaver Valley Funding Corporation Debentures,
     8.625%, Due 6/01/07                               8,254,000     8,716,711
Boston Scientific Notes, 6.625%, Due 3/15/05           2,000,000     1,870,094
Browning Ferris Industries, Inc. Notes,
     6.10%, Due 1/15/03                                5,440,000     5,311,621
Burlington North Santa Fe Corporation
     Debentures, 8.125%, Due 4/15/20                   5,250,000     5,620,351
CILCORP, Inc. Senior Bonds,
     9.375%, Due 10/15/29                              9,000,000     9,883,341
CSC Holdings, Inc. Debentures,
     7.625%, Due 7/15/18                               4,250,000     3,819,041
CSC Holdings, Inc. Senior Notes,
     7.625%, Due 4/01/11 (b)                          15,560,000    15,119,528
CalEnergy, Inc. Senior Notes,
     7.63%, Due 10/15/07                              10,000,000    10,287,540
Calpine Canada Energy Finance ULC
     Guaranteed Senior Yankee Notes,
     8.50%, Due 5/01/08                                9,500,000     9,528,158
Calpine Corporation Senior Notes:
     7.875%, Due 4/01/08                               4,550,000     4,461,343
     8.25%, Due 8/15/05                                4,000,000     4,025,092
     8.50%, Due 2/15/11                                4,550,000     4,522,245
Capital One Floating Rate Subordinated
     Capital Income Securities,
     7.075%, Due 2/01/27 (b)                           3,000,000     2,286,231
Cendant Corporation Notes,
     7.75%, Due 12/01/03                              23,265,000    23,448,258
Coastal Corporation Senior Debentures:
     7.42%, Due 2/15/37                                5,036,000     4,735,220
     7.75%, Due 10/15/35                               7,100,000     6,950,240
Continental Airlines, Inc. Pass-Thru Certificates,
     Series 1998-2, Class 2B, 6.465%, Due 10/15/04     2,463,030     2,485,974
Cox Communications, Inc. Notes,
     6.75%, Due 3/15/11                                9,500,000     9,265,435
Cox Radio, Inc. Senior Notes,
     6.625%, Due 2/15/06                               6,550,000     6,559,013
DaimlerChrysler North America Holding
     Corporation Notes:
     7.25%, Due 1/18/06                               10,000,000    10,281,120
     8.50%, Due 1/18/31                               13,600,000    14,010,217
Dana Corporation Notes, 6.50%, Due 3/01/09               600,000       514,893
Delhaize America, Inc. Notes,
     8.125%, Due 4/15/11 (b)                          13,650,000    13,984,507
Delta Air Lines, Inc. Pass-Thru Certificates,
     Series 1992-B1, 9.375%, Due 9/11/07               2,358,574     2,489,816
Dillards, Inc. Notes, 7.375%, Due 6/01/06              4,000,000     3,663,900
Dominion Resources, Inc. Senior Notes,
     6.00%, Due 1/31/03                                4,500,000     4,529,488
Duke Energy Field Services LLC Notes,
     8.125%, Due 8/16/30                              15,970,000    16,795,984
Dynegy Holdings, Inc. Senior Notes,
     6.875%, Due 4/01/11                               5,375,000     5,273,799
ERAC USA Finance Company Notes,
     8.00%, Due 1/15/11 (b)                            3,950,000     3,960,005
ESAT Telecom Group PLC Senior Yankee Notes,
     Zero %, Due 2/01/07 (Rate Reset
     Effective 2/01/02)                                  850,000       863,813
El Paso Energy Corporation Medium-Term
     Notes, Tranche 2, 7.375%, Due 12/15/12            8,650,000     8,795,086
Equistar Chemicals LP/Equistar Funding
     Corporation Notes:
     8.50%, Due 2/15/04                                4,375,000     4,407,480
     8.75%, Due 2/15/09                                9,965,000     9,623,858
Felcor Lodging LP Senior Notes,
     9.50%, Due 9/15/08 (b)                            1,500,000     1,571,250
First Nationwide Bank Subordinated
     Debentures, 10.00%, Due 10/01/06                  3,460,000     3,742,339
First Republic Bank Subordinated Notes,
     7.75%, Due 9/15/12                                2,610,000     2,271,050
Ford Motor Credit Company Notes,
     6.875%, Due 2/01/06                              10,000,000    10,186,650
GS Escrow Corporation Floating Rate Senior
     Notes, 6.525%, Due 8/01/03                        8,000,000     7,816,760
Global Crossing Holdings, Ltd. Senior
     Yankee Notes:
     8.70%, Due 8/01/07 (b)                           12,500,000    11,531,250
     9.125%, Due 11/15/06                              5,000,000     4,775,000
     9.625%, Due 5/15/08                               7,500,000     7,162,500
Gulf Canada Resources, Ltd. Senior
     Yankee Notes:
     8.25%, Due 3/15/17                                7,335,000     7,729,256
     8.375%, Due 11/15/05                              5,000,000     5,381,250
HCA-The Healthcare Company Debentures,
     7.50%, Due 11/15/95                               4,500,000     3,956,607
HCA-The Healthcare Company Medium-Term
     Notes, Tranche 00004, 8.12%, Due 8/04/03          5,100,000     5,295,575
HCA-The Healthcare Company Notes,
     8.36%, Due 4/15/24                                4,500,000     4,348,404
HCA-The Healthcare Company Senior Notes,
     7.875%, Due 2/01/11                               4,500,000     4,589,140

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)  April 30, 2001 (Unaudited)
------------------------------------------------------------------------------
                   STRONG CORPORATE BOND FUND (continued)

                                                      Shares or
                                                      Principal      Value
                                                        Amount      (Note 2)
------------------------------------------------------------------------------
Harrah's Operating Company, Inc. Guaranteed
     Senior Notes, 8.00%, Due 2/01/11 (b)            $12,050,000   $12,098,839
HealthSouth Corporation Senior Notes:
     7.00%, Due 6/15/08                                1,000,000       933,350
     8.50%, Due 2/01/08 (b)                            4,500,000     4,516,709
Homeside International, Inc. Senior Secured
     Second Priority Notes, Series B,
     11.25%, Due 5/15/03                               1,796,000     1,888,045
Imperial Tobacco Overseas BV Guaranteed
     Yankee Notes, 7.125%, Due 4/01/09                 7,500,000     7,242,045
International Game Technology Senior Notes,
     8.375%, Due 5/15/09                               7,000,000     7,245,000
Jones Intercable, Inc. Senior Notes,
     8.875%, Due 4/01/07                               9,250,000     9,893,772
KN Capital Trust I Pass-Thru Securities,
     Series B, 8.56%, Due 4/15/27                     17,500,000    16,521,908
Kinder Morgan Energy Partners LP Notes,
     6.75%, Due 3/15/11                                7,550,000     7,418,872
Kmart Corporation Senior Notes,
     9.375%, Due 2/01/06                               1,400,000     1,429,981
Lenfest Communications, Inc. Senior
     Subordinated Notes, 10.50%, Due 6/15/06           9,450,000    11,017,736
Liberty Property LP Senior Notes,
     7.25%, Due 3/15/11                                2,985,000     2,910,575
Litton Industries, Inc. Senior Notes,
     8.00%, Due 10/15/09                               4,500,000     4,779,504
Lockheed Martin Corporation Bonds,
     8.50%, Due 12/01/29                              15,980,000    17,894,628
Louisiana Pacific Corporation Senior Notes,
     8.875%, Due 8/15/10                                 550,000       499,580
MGM Mirage, Inc. Senior Notes:
     7.25%, Due 10/15/06                               2,000,000     1,984,516
     8.50%, Due 9/15/10                                9,000,000     9,260,631
MGM Mirage, Inc. Senior Subordinated Notes,
     8.375%, Due 2/01/11                               6,000,000     6,082,500
McKesson Corporation Notes,
     6.40%, Due 3/01/08                                9,500,000     8,781,772
MetroNet Communications Corporation
     Senior Discount Yankee Notes:
     Zero %, Due 11/01/07 (Rate Reset
     Effective 11/01/02)                               1,500,000     1,320,000
     Zero %, Due 6/15/08 (Rate Reset
     Effective 6/15/03)                                3,500,000     2,865,625
MetroNet Communications Corporation
     Senior Yankee Notes:
     10.625%, Due 11/01/08                            19,680,000    21,365,927
     12.00%, Due 8/15/07                              11,350,000    12,506,860
Mirant Americas Corporation Bonds,
     9.125%, Due 5/01/31 (b)                           7,000,000     7,182,490
NRG Energy, Inc. Senior Notes:
     7.75%, Due 4/01/11                                3,000,000     3,006,816
     8.625%, Due 4/01/31                               4,500,000     4,563,229
News America Holdings, Inc. Notes,
     8.25%, Due 8/10/18                                4,000,000     3,898,572
News America Holdings, Inc. Senior Debentures,
     9.25%, Due 2/01/13                                1,962,000     2,176,019
News America, Inc. Debentures,
     7.25%, Due 5/18/18                                8,000,000     7,196,376
Nextel Finance Company Term Loan:
     Tranche B, 8.788%, Due 6/30/08                    1,000,000       930,000
     Tranche C, 9.038%, Due 12/31/08                   1,000,000       930,000
Noble Drilling Corporation Senior Notes,
     7.50%, Due 3/15/19                                7,710,000     7,718,974
Norfolk Southern Corporation Senior Notes,
     7.25%, Due 2/15/31                                9,500,000     9,085,658
Northrop Grumman Corporation Bonds,
     7.75%, Due 2/15/31 (b)                            6,700,000     6,719,403
Northrop Grumman Corporation Debentures,
     7.75%, Due 3/01/16                                3,500,000     3,666,607
Northrop Grumman Corporation Notes,
     7.00%, Due 3/01/06                                4,000,000     4,090,212
Occidental Petroleum Corporation Senior Notes,
     8.45%, Due 2/15/29                                8,415,000     9,277,655
PSEG Energy Holdings, Inc. Senior Notes,
     9.125%, Due 2/10/04                               3,500,000     3,603,075
Park Place Entertainment Corporation Senior
     Notes, 7.00%, Due 7/15/04                         3,600,000     3,627,983
Petroleos Mexicanos Guaranteed Notes,
     8.85%, Due 9/15/07                                2,500,000     2,562,500
Philip Morris Companies, Inc. Debentures,
     7.75%, Due 1/15/27                                6,180,000     6,119,127
Philip Morris Companies, Inc. Notes,
     7.00%, Due 7/15/05                                9,000,000     9,227,367
Philip Morris Companies, Inc. Senior Notes,
     7.20%, Due 2/01/07                                5,500,000     5,639,255
Pinnacle One Partners LP/Pinnacle One, Inc.
     Senior Secured Notes, 8.83%, Due 8/15/04 (b)      9,850,000    10,244,827
Pioneer Natural Resources Company
     Senior Notes:
     6.50%, Due 1/15/08                                4,500,000     4,183,524
     9.625%, Due 4/01/10                               3,000,000     3,288,657
Progress Energy, Inc. Senior Notes,
     7.75%, Due 3/01/31                                5,000,000     5,044,710
Qwest Capital Funding, Inc. Bonds,
     7.75%, Due 2/15/31 (b)                            9,500,000     9,500,541
Qwest Capital Funding, Inc. Notes,
     7.25%, Due 2/15/11 (b)                            9,000,000     9,104,085
R&B Falcon Corporation Senior Notes:
     6.50%, Due 4/15/03                                4,500,000     4,539,407
     6.75%, Due 4/15/05                                5,200,000     5,269,898
RJ Reynolds Tobacco Holdings, Inc. Notes,
     7.375%, Due 5/15/03                               8,035,000     8,033,272
Raytheon Company Debentures,
     6.75%, Due 3/15/18                                1,500,000     1,350,525
Raytheon Company Notes:
     6.30%, Due 3/15/05                                4,625,000     4,557,082
     6.55%, Due 3/15/10                                6,900,000     6,626,795
     8.20%, Due 3/01/06                                3,750,000     3,966,165
Riggs Capital Trust Preferred Securities,
     Series A, 8.625%, Due 12/31/26                   14,920,000     9,815,376
Rogers Wireless Yankee Notes,
     9.625%, Due 5/01/11 (b)                           3,200,000     3,244,000
Saks, Inc. Notes:
     7.50%, Due 12/01/10                               3,450,000     2,846,250
     8.25%, Due 11/15/08                               2,000,000     1,810,000
Simon Property Group LP Notes,
     7.75%, Due 1/20/11 (b)                            9,000,000     8,961,174
Southern Energy, Inc. Senior Notes,
     7.90%, Due 7/15/09 (b)                           17,495,000    17,228,149
Southern Energy Mid Atlantic Pass-Thru
     Certificates, Series B, 9.125%, Due 6/30/17 (b)   9,000,000     9,199,710
Sprint Capital Corporation Guaranteed Bonds,
     6.90%, Due 5/01/19                                9,500,000     8,299,457
Starwood Hotels & Resorts Worldwide, Inc.
     Notes, 6.75%, Due 11/15/05                        2,500,000     2,435,813
Tenet Healthcare Corporation Senior Notes:
     7.875%, Due 1/15/03                               2,500,000     2,568,750
     8.625%, Due 12/01/03                              3,000,000     3,112,977

------------------------------------------------------------------------------
                   STRONG CORPORATE BOND FUND (continued)

                                                   Shares or
                                                   Principal          Value
                                                    Amount           (Note 2)
------------------------------------------------------------------------------
Texas Utilities Company Senior Floating Rate
   Notes, Series E, 6.50%, Due 8/16/04
   Remarketing Date 8/16/02)                      $11,250,000   $   11,417,603
Time Warner Entertainment Company LP
   Senior Notes, 10.15%, Due 5/01/12                5,265,000        6,478,646
Time Warner, Inc. Debentures,
   9.125%, Due 1/15/13                              4,723,000        5,501,525
Transocean Sedco Forex, Inc. Notes,
   7.50%, Due 4/15/31 (b)                           9,000,000        8,960,868
Tricon Global Restaurants, Inc. Senior Notes:
   7.45%, Due 5/15/05                               7,300,000        7,117,500
   7.65%, Due 5/15/08                               2,515,000        2,389,250
   8.875%, Due 4/15/11                              6,400,000        6,384,000
Triton Energy, Ltd. Senior Yankee Notes,
   8.875%, Due 10/01/07                            12,000,000       12,540,000
USA Waste Services, Inc. Senior Notes,
   6.50%, Due 12/15/02                             10,605,000       10,639,816
United International Holdings, Inc. Senior
   Secured Discount Notes, Series B, Zero %,
   Due 2/15/08 (Rate Reset Effective 2/15/03)      12,350,000        6,113,250
United Mexican States Yankee Bonds,
   11.375%, Due 9/15/16                             5,000,000        5,862,500
United Mexican States Yankee Notes:
   Tranche 5, 8.50%, Due 2/01/06                    5,000,000        5,132,500
   Tranche 6, 8.375%, Due 1/14/11                   3,000,000        2,983,500
United Pan-Europe Communications NV
   Senior Discount Notes, Series B, Zero %,
   Due 8/01/09 (Rate Reset Effective 8/01/04)       3,000,000        1,020,000
Univision Network Holding LP Subordinated
   Notes, 7.00%, Due 12/17/02                       7,855,000       11,625,400
Viacom, Inc. Senior Debentures,
   7.875%, Due 7/30/30                              9,500,000        9,976,140
WCG Note Trust/WCG Note Corporation, Inc.
   Senior Secured Notes, 8.25%, Due 3/15/04 (b)    12,840,000       12,774,888
WMX Technologies, Inc. Notes,
   7.10%, Due 8/01/26                               3,000,000        3,052,290
WPD Holdings UK Yankee Notes:
   6.50%, Due 12/15/08 (b)                          5,500,000        5,093,330
   6.75%, Due 12/15/04 (b)                          5,000,000        4,919,300
Waste Management, Inc. Senior Notes:
   6.875%, Due 5/15/09                              7,500,000        7,302,435
   7.125%, Due 12/15/17                             1,750,000        1,564,444
   7.375%, Due 8/01/10                              6,500,000        6,527,151
Williams Companies, Inc. Bonds,
   7.50%, Due 1/15/31 (b)                           5,000,000        4,841,200
WorldCom, Inc. Notes, 7.375%, Due 1/15/06 (b)      15,000,000       15,001,785
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,006,821,670)                      1,002,601,365
------------------------------------------------------------------------------
Non-Agency Mortgage &
   Asset-Backed Securities 5.2%
ABN AMRO Mortgage Corporation Mortgage
   Pass-Thru Certificates, Series 2000-2,
   Class B-2, 8.00%, Due 5/25/30                      976,795          974,240
Bank of America Mortgage Securities, Inc.
   Mortgage Pass-Thru Certificates:
   Series 2000-2, Class B3, 7.50%, Due 4/25/30        893,516          864,418
   Series 2000-3, Class B3, 7.75%, Due 6/25/30        893,366          878,567
Bear Stearns Mortgage Securities, Inc. Principal
   Only Mortgage Pass-Thru Certificates,
   Series 1995-1, Class 2-P, Due 7/25/10              382,013          335,126
Chase Credit Card Master Trust Floating Rate
   Asset-Backed Notes, Series 2000-2, Class A,
   5.1225%, Due 3/17/03                            10,000,000       10,013,045
Chase Mortgage Finance Trust Mortgage
   Pass-Thru Certificates:
   Series 1999-S8, Class B2,
   6.75%, Due 7/25/29                               2,454,655        2,227,293
   Series 1999-S11, Class B2,
   6.75%, Due 9/25/29                               1,575,451        1,436,946
Citicorp Mortgage Securities, Inc. Pass-Thru
   Certificates, Series 1999-7, Class B-2,
   7.00%, Due 9/25/29                               1,103,147        1,026,141
Commercial Trust I Lease-Backed Certificates,
   Series 1993-K-A, Class A2,
   7.63%, Due 12/15/13 (b)                          8,441,298        6,077,735
Golden National Mortgage Asset-Backed
   Certificates, Series 1998-GNI, Class M-2,
   8.02%, Due 2/25/27                               6,000,000        6,094,094
Mid-State Trust Virgin Islands Asset-Backed
   Notes, Series 6, Class A-2, 7.40%, Due 7/01/35   2,558,453        2,585,666
Norwest Asset Securities Corporation
   Mortgage Pass-Thru Certificates,
   Series 1998-23, Class B-3, 6.75%, Due 10/25/28   3,502,335        3,215,301
PSE&G Transition Funding LLC,
   5.74%, Due 3/15/07                               2,680,000        2,713,500
Resolution Trust Corporation Mortgage
   Pass-Thru Securities, Inc. Commercial
   Mortgage Certificates, Series 1995-C1,
   Class D, 6.90%, Due 2/25/27                     12,000,000       11,997,487
Ryland Mortgage Securities Corporation III
   Variable Rate Collateralized Mortgage
   Bonds, Series 1992-C, Class 3-A,
   11.5978%, Due 11/25/30                               1,512            1,508
Salomon Brothers Mortgage Securities VII,
   Inc. Mortgage Pass-Thru Certificates,
   Series 1997-A, Class B3,
   7.3887%, Due 10/01/25 (b)                        4,270,768        3,588,043
Sutter CBO, Ltd./Sutter CBO Corporation
   Notes, Series 1999-1, Class B-1,
   9.942%, Due 11/30/14 (b)                         5,000,000        4,796,950
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $60,861,032)                       58,826,060
------------------------------------------------------------------------------
Municipal Bonds 0.2%
West Jefferson, Alabama Amusement and
   Public Park Authority First Mortgage
   Revenue - Visionland Alabama Project,
   8.00%, Due 2/01/21 (Defaulted
   Effective 2/01/01)                               4,000,000        2,520,000
------------------------------------------------------------------------------
Total Municipal Bonds (Cost $765,884)                                2,520,000
------------------------------------------------------------------------------
United States Government &
   Agency Issues 1.9%
FHLMC Participation Certificates:
   14.00%, Due 9/01/12                                  6,253            7,454
   14.75%, Due 3/01/10                                 17,027           20,205
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru
   Certificates, 13.50%, Due 4/01/11                   25,872           30,483
GNMA Guaranteed Pass-Thru Certificates,
   15.00%, Due 8/15/11 thru 8/15/12                    46,951           56,280
Small Business Administration Guaranteed
   Loan Pool 40013, Interest Only Strips,
   2.419%, Due 9/30/17                              2,484,853          111,819

-------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
                     STRONG CORPORATE BOND FUND (continued)

                                                     Shares or
                                                     Principal       Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
United States Treasury Bonds,
   6.25%, Due 5/15/30                               $ 7,575,000  $    7,992,814
United States Treasury Notes:
   5.00%, Due 2/15/11                                 2,760,000       2,976,403
   6.625%, Due 5/15/07                               10,920,000      10,647,011
-------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $23,088,660)                                  21,842,469
-------------------------------------------------------------------------------
Options 0.0%
MCI Worldcom, Inc. Call Options: (Strike
   price is $100. Expiration date is 6/20/03.)       25,000,000          62,500
-------------------------------------------------------------------------------
Total Options (Cost $562,500)                                            62,500
-------------------------------------------------------------------------------
Preferred Stocks 2.4%
Caisse National De Credit Agricole Sponsored
   ADR 10.375% Series A (Acquired 2/05/98;
   Cost $10,985,000) (b)                                400,000      10,870,000
Centaur Funding Corporation 9.08%
   Series B (b)                                          10,000      10,387,500
Parmalat Capital Finance 7.3025%
   Series B                                             253,000       5,692,500
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $28,013,690)                            26,950,000
-------------------------------------------------------------------------------
Short-Term Investments (a) 1.4%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 4.14%                           $ 1,472,300       1,472,300
Wisconsin Electric Power Company, 4.09%                     100             100
                                                                 --------------
                                                                      1,472,400
Corporate Notes 0.8%
Stop & Shop Companies, Inc. Senior
   Subordinated Notes, 9.75%, Due 2/01/02             8,630,000       8,878,734

Repurchase Agreements 0.4%
ABN AMRO Inc. (Dated 4/30/01),
   4.53%, Due 5/01/01 (Repurchase proceeds
   $5,000,629); Collateralized by: United States
   Government & Agency Issues (d)                     5,000,000       5,000,000

United States Government Issues 0.1%
United States Treasury Bills, Due 5/24/01
   thru 7/19/01 (c)                                     875,000         870,013
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $16,147,916)                      16,221,147
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,136,261,352) 99.4%       1,129,023,541
Other Assets and Liabilities, Net 0.6%                                6,804,550
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $1,135,828,091
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                    Underlying      Unrealized
                                      Expiration    Face Amount    Appreciation/
                                         Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Purchased:
731 Five-Year U.S. Treasury Notes        6/01       $76,115,375     ($511,646)
320 Ten-Year U.S. Treasury Notes         6/01        33,210,000      (260,079)
108 Two-Year U.S. Treasury Notes         6/01        22,194,000        86,541

Sold:
307 U.S. Treasury Bonds                  6/01        30,843,906       580,664

--------------------------------------------------------------------------------
SWAPS
--------------------------------------------------------------------------------
Open default swap contracts at April 30, 2001 consisted of the following:
--------------------------------------------------------------------------------
 Notional        Termination            Interest      Interest     Unrealized
  Amount             Date                 Sold         Bought     Depreciation
--------------------------------------------------------------------------------
$10,000,000         2/21/03                --           1.50%       $    --
 10,000,000         2/20/04                --           1.30%            --
 10,000,000         3/07/06              0.77%            --         10,000


                       STRONG GOVERNMENT SECURITIES FUND

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
United States Government &
   Agency Issues 96.2%
FHA Insured Project Loan 956-55054,
   2.93%, Due 11/01/12                              $ 3,148,384     $ 2,514,772
FHLMC Notes, 5.53%, Due 2/05/04                       9,000,000       9,005,886
FHLMC Participation Certificates:
   5.50%, Due 12/15/08                                1,103,139       1,103,443
   6.00%, Due 1/01/28 (e)                            62,000,000      59,926,720
   6.05%, Due 6/25/14                                 1,734,360       1,731,874
   6.25%, Due 9/15/22                                 6,305,000       6,314,237
   6.50%, Due 3/01/16 (e)                            13,810,000      13,952,381
   6.775%, Due 11/01/03                               5,503,505       5,680,663
   7.00%, Due 5/01/03 thru 1/25/21 (e)               18,062,824      18,462,066
   7.20%, Due 10/01/06                               14,908,328      15,681,772
   7.25%, Due 7/01/08                                   497,875         504,387
   7.26%, Due 6/01/06                                 6,497,540       6,881,544
   8.00%, Due 7/01/08 thru 2/01/17                    3,615,797       3,751,591
   8.50%, Due 10/01/05 thru 6/01/17                  14,386,152      15,002,915
   9.00%, Due 9/15/05 thru 11/01/18                   6,966,098       7,347,765
   9.30%, Due 7/15/21                                 1,999,405       2,091,228
   9.50%, Due 4/01/07 thru 4/01/25                    4,869,964       5,210,235
   9.75%, Due 8/01/02                                   298,574         306,875
   10.00%, Due 10/01/05 thru 2/17/25                 34,059,323      37,751,986
   10.50%, Due 6/01/04 thru 8/01/20                   3,194,759       3,519,531
   11.75%, Due 10/01/15                                  28,033          31,654
   12.25%, Due 7/01/15 thru 12/01/15                     99,223         113,551
   12.50%, Due 10/01/09 thru 1/01/15                     90,404         104,360
   13.00%, Due 7/01/14                                    7,690           8,976
   13.75%, Due 5/01/02                                   10,305          10,513
   14.00%, Due 6/01/11 thru 11/01/12                     42,514          50,250
   14.50%, Due 3/01/11 thru 12/01/11                      5,891           6,997
   14.75%, Due 8/01/11 thru 4/01/13                       3,532           4,205
   15.00%, Due 8/01/11                                   22,205          26,660
   16.00%, Due 6/01/12                                    4,422           5,462
FHLMC Participation Variable Rate Certificates:
   Pool #611023, 8.29%, Due 10/01/26                  6,236,522       6,404,429
   Pool #786210, 8.104%, Due 1/01/26                  1,908,995       1,975,726
   Pool #865496, 7.553%, Due 5/01/26                  1,948,852       2,006,821
   Series 1582, Class A, 5.0625%, Due 9/15/08        16,280,779      16,389,867
   Series T-28, Class A1, 5.195%, Due 9/25/30        17,290,019      17,290,019
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   5.00%, Due 7/01/06                                44,085,246      43,575,660
   5.60%, Due 5/01/04 thru 11/01/05                   1,604,668       1,600,327
   5.92%, Due 6/01/07                                14,997,359      14,931,820
   6.07%, Due 10/01/08                                6,645,923       6,710,914
   6.09%, Due 1/01/03                                12,223,330      12,365,266
   6.125%, Due 11/25/03                                 207,813         210,463
   6.292%, Due 5/01/05                                9,100,250       9,309,335

-------------------------------------------------------------------------------
               STRONG GOVERNMENT SECURITIES FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
   6.32%, Due 8/15/08                                $11,500,000   $11,769,212
   6.49%, Due 12/25/25                                 3,526,328     3,535,972
   6.50%, Due 6/18/27 thru 4/01/31 (e)                68,524,452    67,504,035
   6.52%, Due 7/25/08                                  4,599,729     4,725,858
   6.53%, Due 7/01/02                                  2,335,612     2,357,073
   6.695%, Due 8/01/05                                10,000,000    10,353,379
   7.00%, Due 9/01/07 thru 4/25/31 (e)                62,575,642    63,301,245
   7.347%, Due 10/01/09                                4,940,993     5,175,306
   7.409%, Due 10/01/09                                4,307,199     4,548,589
   7.419%, Due 10/01/09                                3,414,437     3,607,866
   7.46%, Due 5/01/04                                  2,524,372     2,582,528
   7.50%, Due 7/01/03 thru 7/01/15                    16,365,903    16,714,403
   8.00%, Due 4/01/17 thru 11/01/26                   29,285,910    30,499,175
   8.25%, Due 1/25/06                                    159,433       159,228
   8.40%, Due 2/25/09                                  7,928,891     8,027,529
   8.50%, Due 11/01/02 thru 5/01/26                   23,154,645    24,493,956
   8.55%, Due 8/25/26                                  2,088,740     2,214,240
   8.75%, Due 1/01/10 thru 1/25/21                     3,394,218     3,579,120
   9.00%, Due 7/25/20 thru 7/01/28                    15,698,573    16,779,562
   9.20%, Due 12/25/19                                 3,116,449     3,316,253
   9.25%, Due 4/25/18                                    717,818       767,771
   9.40%, Due 10/25/19                                 2,753,008     2,944,182
   9.50%, Due 6/01/05 thru 6/25/30                    27,122,203    29,340,275
   10.00%, Due 3/25/19 thru 12/01/20                  17,771,886    19,328,243
   10.10%, Due 2/25/18                                 1,797,441     1,954,947
   11.00%, Due 2/01/19 thru 10/15/20                   3,384,518     3,773,109
   11.50%, Due 2/01/19                                   785,413       881,799
   11.75%, Due 12/01/10                                   70,759        80,043
   12.00%, Due 7/15/14 thru 2/01/19                    4,133,545     4,734,185
   12.25%, Due 7/01/14                                    18,371        20,481
   12.50%, Due 2/01/11                                    90,233       103,649
   13.25%, Due 4/01/12                                     2,901         3,388
   13.50%, Due 1/01/12                                     3,688         4,313
   13.75%, Due 10/01/10                                    5,665         6,451
   14.00%, Due 1/01/12 thru 8/01/13                       58,453        66,584
   14.25%, Due 12/01/14                                   31,564        36,227
   14.50%, Due 1/01/12                                     5,379         6,184
   14.75%, Due 3/01/12                                    73,513        87,554
   15.00%, Due 10/01/12                                    9,457        11,010
   15.50%, Due 10/01/12                                    5,159         6,044
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Certificates:
   Pool #54844, 6.764%, Due 9/01/27                   11,346,987    11,499,216
   Pool #66414, 7.81%, Due 9/01/28                     9,325,931     9,484,472
   Pool #70018, 8.375%, Due 10/01/18                   2,548,043     2,623,345
   Pool #70279, 7.799%, Due 4/01/19                      673,056       681,353
   Pool #70843, 7.449%, Due 4/01/20                    1,282,194     1,285,728
   Pool #92068, 8.189%, Due 1/01/18                      500,990       512,987
   Pool #103102, 6.77%, Due 3/01/18                    2,124,732     2,161,762
   Pool #110238, 7.353%, Due 1/01/16                   2,891,788     2,895,163
   Pool #124013, 8.187%, Due 10/01/21                    892,014       911,966
   Pool #176367, 8.07%, Due 4/01/15                    1,369,318     1,423,601
   Pool #181826, 8.205%, Due 10/01/22                    508,800       520,973
   Pool #201427, 8.427%, Due 1/01/23                   1,077,588     1,116,192
   Pool #323127, 6.016%, Due 8/01/15                  13,261,057    13,495,605
   Pool #457277, 7.354%, Due 10/01/27                 18,194,600    19,286,755
   Pool #530074, 6.90%, Due 3/01/30                    3,603,337     3,690,152
   Pool #534738, 8.104%, Due 5/01/27                   4,611,173     4,750,976
   Pool #538435, 8.235%, Due 7/01/26                   3,055,736     3,157,892
   Series 1994-73, Class F,
   5.0313%, Due 12/25/20                                  69,168        69,244
   Series 1997-M4, Class C,
   7.2958%, Due 8/17/18                                5,683,000     5,969,045
   Series 1999-W6, Class A,
   9.1377%, Due 9/25/28                                8,170,249     8,757,526
FNMA Notes:
   5.50%, Due 2/15/06 thru 3/15/11                    52,875,000    51,792,495
   7.00%, Due 7/15/05                                 30,000,000    31,868,040
FNMA Stripped Mortgage-Backed Securities:
   Series B, Class B-1, 6.00%, Due 5/01/09             1,698,103     1,698,281
   Series C, Class C-1, 6.00%, Due 5/01/09             1,438,277     1,444,629
   Series K, Class K-1, 6.00%, Due 11/01/08            8,026,404     8,045,644
   Series 161, Class 2, Interest Only,
   8.50%, Due 7/25/22                                  2,405,536       571,490
Federal Agricultural Mortgage Corporation
   Guaranteed Mortgage Variable Rate
   Pass-Thru Certificates:
   Series BA-1001, Class 1, 7.014%, Due 1/25/03        2,517,262     2,558,168
   Series CS-1010, Class 1, 7.436%, Due 7/25/02        6,526,206     6,692,428
   Series GS-1001, Class 1, 7.023%, Due 1/25/08        1,119,531     1,167,301
   Series GS-1002, Class 1, 6.71%, Due 7/25/08           396,546       409,501
Federal Home Loan Banks Consolidated Bonds,
   4.875%, Due 4/16/04                                17,000,000    16,936,760
GNMA Guaranteed Pass-Thru Certificates:
   8.35%, Due 4/15/20                                 13,572,941    14,300,421
   8.40%, Due 5/15/20                                  7,443,233     7,848,989
   9.00%, Due 12/15/06 thru 12/15/09                   5,057,057     5,281,393
   9.50%, Due 10/20/19                                 5,452,376     5,997,867
   12.50%, Due 4/15/19                                 1,704,561     1,970,783
   13.00%, Due 12/15/10 thru 11/15/14                    253,181       293,577
   13.50%, Due 7/15/10 thru 10/15/12                      62,461        73,331
   14.00%, Due 4/15/12 thru 9/20/14                       60,716        71,038
   14.50%, Due 9/15/12 thru 11/15/12                     165,966       194,563
   15.00%, Due 1/15/12 thru 9/15/12                       84,983       101,297
   16.00%, Due 4/15/12                                     8,961        10,647
GNMA Guaranteed Variable Rate
   Pass-Thru Certificates:
   Pool #8333, 7.375%, Due 3/20/18                       757,095       766,110
   Pool #8489, 7.375%, Due 4/20/19                       185,849       188,842
   Pool #8678, 7.75%, Due 8/20/20                      5,722,329     5,837,847
   Pool #8714, 7.625%, Due 11/20/20                    4,132,821     4,222,514
Small Business Administration Guaranteed
   Loan Interest Only Custodial Receipts:
   Series 1992-6A, 2.47%, Due 10/15/17                17,283,779       756,165
   Series 1993-1A, 2.531%, Due 2/15/18                14,464,852       623,869
Student Loan Marketing Association Student
   Loan Trust Floating Rate Securities:
   Series 1995-1, Class A1, 5.2366%, Due 4/25/04       1,205,111     1,205,754
   Series 1996-1, Class A1, 5.2216%, Due 7/26/04       3,963,644     3,957,993
   Series 1996-3, Class A1, 5.1516%, Due 10/25/04      9,441,070     9,422,347
   Series 1997-1, Class A1, 5.1216%, Due 10/25/05     10,291,593    10,275,498
   Series 1997-3, Class A1, 5.2616%, Due 4/25/06      40,257,055    40,155,619
   Series 1998-1, Class A1, 5.3716%, Due 1/25/07      19,599,744    19,614,043
   Series 1998-2, Class A1, 5.3416%, Due 4/25/07       7,028,996     7,025,112
   Series 1999-2, Class A1L, 4.4638%, Due 7/25/04      1,674,322     1,675,582
   Series 2000-1, Class A1L, 4.4737%, Due 10/27/08     4,555,902     4,561,708
   Series 2000-3, Class A1L, 4.4588%, Due 4/25/08      4,264,586     4,269,100
   Series 2001-1, Class A1L, 4.4337%, Due 1/25/09     19,159,746    19,162,045
USGI FHA Insured Project Pool #2040,
   3.025%, Due 11/01/06                                3,715,068     3,436,438
United States Department of Veterans Affairs
   Guaranteed Real Estate Mortgage Investment
   Conduit Pass-Thru Certificates - Vendee
   Mortgage Trust:
   Series 1992-1, Class 2J, 7.75%, Due 3/15/05        11,297,559    11,577,682
   Series 1995-1, Class 3I, 8.00%, Due 4/15/06        10,000,000    10,310,250
   Series 1995-1, Class 4, 8.8528%, Due 2/15/25        5,280,157     5,645,834
   Series 1995-2C, Class 3A,
   8.7925%, Due 6/15/25                               11,887,605    12,711,594

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                 STRONG GOVERNMENT SECURITIES FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
United States Treasury Bonds:
   5.25%, Due 11/15/28                               $25,700,000 $   23,407,997
   5.375%, Due 2/15/31                                10,000,000      9,434,380
   6.125%, Due 8/15/29                                14,500,000     14,965,160
   6.25%, Due 5/15/30                                 17,615,000     18,586,591
   6.75%, Due 8/15/26                                 23,100,000     25,597,711
   6.875%, Due 8/15/25                                15,300,000     17,167,824
   8.875%, Due 2/15/19                                10,800,000     14,353,027
   9.875%, Due 11/15/15                                7,550,000     10,577,082
   10.625%, Due 8/15/15                               10,300,000     15,153,875
   11.25%, Due 2/15/15                                10,000,000     15,237,500
   11.75%, Due 2/15/10                                 8,900,000     10,984,549
United States Treasury Bonds Stripped
   Principal Payment:
   Zero %, Due 2/15/15                                19,000,000      8,339,613
   Zero %, Due 11/15/21                               38,000,000     10,757,154
United States Treasury Notes:
   3.50%, Due 1/15/11                                 10,099,500     10,260,466
   3.625%, Due 7/15/02                                27,438,500     27,970,148
   4.75%, Due 1/31/03                                  1,775,000      1,788,620
   5.00%, Due 2/15/11                                  6,825,000      6,654,382
   5.75%, Due 11/15/05 thru 8/15/10                   22,910,000     23,658,541
   5.875%, Due 11/15/04                                1,000,000      1,036,246
   6.50%, Due 2/15/10                                  7,600,000      8,188,505
-------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $1,394,346,026)                            1,404,420,027
-------------------------------------------------------------------------------
Corporate Bonds 5.9%
AOL Time Warner, Inc. Bonds,
   7.625%, Due 4/15/31                                 6,000,000      6,022,380
AOL Time Warner, Inc. Notes,
   6.125%, Due 4/15/06                                 5,000,000      4,981,000
AT&T Wireless Services, Inc. Senior Notes,
   8.75%, Due 3/01/31 (b)                              9,000,000      9,264,222
Continental Airlines Pass-Thru Trusts
   Pass-Thru Certificates, Series 2001-1,
   Class A-1, 6.703%, Due 6/15/21                      5,000,000      4,913,950
DaimlerChrysler North America Holding
   Corporation Notes:
   7.75%, Due 1/18/11                                  6,400,000      6,568,506
   8.50%, Due 1/18/31                                  5,020,000      5,171,418
El Paso Energy Corporation Medium-Term
   Notes, Tranche 2, 7.375%, Due 12/15/12              5,000,000      5,083,865
Kinder Morgan Energy Partners LP Notes,
   7.40%, Due 3/15/31                                  4,720,000      4,577,347
Qwest Capital Funding, Inc. Bonds,
   7.75%, Due 2/15/31 (b)                              4,330,000      4,330,247
Qwest Capital Funding, Inc. Notes,
   7.25%, Due 2/15/11 (b)                              5,000,000      5,057,825
Transocean Sedco Forex, Inc. Notes,
   6.625%, Due 4/15/11 (b)                            10,000,000      9,920,030
Viacom, Inc. Senior Debentures,
   7.875%, Due 7/30/30                                11,750,000     12,338,910
WorldCom, Inc. Notes,
   7.375%, Due 1/15/06 (b)                             7,795,000      7,795,928
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $86,160,831)                             86,025,628
-------------------------------------------------------------------------------
Municipal Bonds 0.3%
Arkansas Development Finance Authority
   GNMA Guaranteed Bonds,
   9.75%, Due 11/15/14                                 3,100,000      3,713,087
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $3,727,578)                               3,713,087
-------------------------------------------------------------------------------
Non-Agency Mortgage &
   Asset-Backed Securities 2.9%
ABN AMRO Mortgage Corporation Mortgage
   Pass-Thru Certificates:
   Series 1999-6, Class B-2, 7.00%, Due 9/25/29        1,771,824      1,645,236
   Series 1999-8, Class B-2, 7.75%, Due 12/25/29       1,173,857      1,150,562
Bank of America Mortgage Securities, Inc.
   Mortgage Pass-Thru Certificates:
   Series 1999-12, Class B3, 7.50%, Due 11/25/29         999,920        965,478
   Series 2000-1, Class B3, 7.50%, Due 2/25/30         1,446,601      1,376,882
Chase Mortgage Finance Corporation Mortgage
   Pass-Thru Certificates, Series 2000-S6,
   Class B2, 7.75%, Due 8/25/30                          945,306        931,348
Citicorp Mortgage Securities, Inc. Pass-Thru
   Certificates, Series 2000-1, Class B-2,
   7.00%, Due 1/25/30                                    904,034        843,107
Citicorp Mortgage Securities, Inc. Real Estate
   Mortgage Investment Conduit Pass-Thru
   Certificates, Series 1999-3, Class B2,
   6.50%, Due 5/25/29                                  1,325,863      1,186,071
Commercial Mortgage Lease-Backed Certificates
   LLC, Series 2001-CMLB, Class A1,
   6.746%, Due 12/20/16                                9,978,131      9,928,240
GE Capital Mortgage Services, Inc. Mortgage
   Pass-Thru Certificates:
   Series 1999-3, Class B2, 6.50%, Due 5/25/29         2,200,430      1,963,807
   Series 1999-20, Class B2, 7.25%, Due 12/25/29       1,527,228      1,448,003
Norwest Asset Securities Corporation Mortgage
   Pass-Thru Certificates:
   Series 1999-18, Class B3, 6.50%, Due 7/25/29        2,919,527      2,596,788
   Series 1999-20, Class B3, 6.75%, Due 8/25/29        2,505,579      2,268,087
   Series 1999-23, Class B3, 7.00%, Due 10/25/29       1,110,113      1,026,150
   Series 1999-26, Class B3, 7.25%, Due 12/25/29       1,132,385      1,065,342
PNC Mortgage Acceptance Corporation
   Commercial Mortgage Pass-Thru Certificates:
   Series 2000-C2, Class A2, 7.30%, Due 9/12/10        3,005,000      3,137,400
   Series 2000-1, Class I-B-3, 7.46%, Due 2/25/30      1,231,234      1,154,281
   Series 2000-2, Class B-3, 7.63%, Due 4/25/30        1,637,165      1,551,214
Residential Funding Mortgage Securities I, Inc.
   Mortgage Pass-Thru Certificates:
   Series 1999-S18, Class M3, 7.00%, Due 8/25/29       1,632,350      1,513,572
   Series 1999-S23, Class M3, 7.25%, Due 11/25/29      1,523,210      1,445,777
   Series 1999-S24, Class M3, 7.50%, Due 12/25/29      1,165,175      1,127,033
   Series 2000-S1, Class M3, 7.50%, Due 1/25/30        1,399,375      1,349,369
   Series 2000-S2, Class M3, 7.50%, Due 2/25/30        1,458,281      1,405,761
   Series 2000-S6, Class M3, 7.75%, Due 5/25/30        1,401,674      1,378,959
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $41,057,737)                        42,458,467
-------------------------------------------------------------------------------
Options 0.0%
MCI Worldcom, Inc. Call Options: (Strike
   price is $100. Expiration date is 6/20/03.)        25,000,000         62,500
United States Treasury Bonds Call Options:
   (Strike price is $106. Expiration date is 6/22/01.)    50,000          7,031
United States Treasury Bonds Put Options:
   (Strike price is $98. Expiration date is 7/20/01.)    200,000         96,875
United States Treasury Bonds Put Options:
   (Strike price is $103. Expiration date is 6/22/01.)   150,000        103,125
-------------------------------------------------------------------------------
Total Options (Cost $761,075)                                           269,531
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
                STRONG GOVERNMENT SECURITIES FUND (continued)

                                                   Shares or
                                                   Principal          Value
                                                     Amount          (Note 2)
------------------------------------------------------------------------------
Short-Term Investments (a) 6.0%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
Wisconsin Electric Power Company, 4.09%          $       100    $          100

Repurchase Agreements 5.3%
ABN AMRO Inc. (Dated 4/30/01),
   4.53%, Due 5/01/01 (Repurchase proceeds
   $70,808,909); Collateralized by: United
   States Government & Agency Issues (d)          70,800,000        70,800,000
State Street Bank (Dated 4/30/01),
   4.25%, Due 5/01/01 (Repurchase proceeds
   $7,101,338); Collateralized by:  United
   States Government & Agency Issues (d)          7,100,500          7,100,500
                                                                --------------
                                                                    77,900,500
United States Government & Agency Issues 0.7%
Federal Agricultural Mortgage Corporation
   Guaranteed Mortgage Variable Rate
   Pass-Thru Certificates:
   Series CS-1001, Class 1, 7.184%, Due 7/25/01    2,767,498         2,765,782
   Series CS-1004, Class 1, 7.11%, Due 1/25/02     4,417,867         4,473,090
HHS Project Loan, 7.83%, Due 11/01/01                407,133           409,169
United States Treasury Bills, Due 5/17/01
   thru 7/05/01 (c)                                2,030,000         2,018,463
                                                                --------------
                                                                     9,666,504
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $87,531,249)                     87,567,104
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities
   (Cost $1,613,584,496) 111.3%                                  1,624,453,844
Other Assets and Liabilities, Net (11.3%)                         (164,365,904)
------------------------------------------------------------------------------
Net Assets 100.0%                                               $1,460,087,940
==============================================================================

FUTURES
------------------------------------------------------------------------------
                                                 Underlying       Unrealized
                                   Expiration    Face Amount     Appreciation/
                                      Date        at Value      (Depreciation)
------------------------------------------------------------------------------
Purchased:
703 Five-Year U.S. Treasury Notes       6/01    $ 73,199,875      ($  490,246)
125 Ninety-Day Eurodollars              6/02      29,696,875           40,094
590 Ninety-Day Eurodollars              9/02     139,793,125         (308,633)
596 Ten-Year U.S. Treasury Notes        6/01      61,853,625       (1,335,789)
125 Two-Year U.S. Treasury Notes        6/01      25,687,500          136,188

Sold:
125 Ninety-Day Eurodollars              6/01      29,940,625         (224,281)
185 U.S. Treasury Bonds                 6/01      18,586,719          437,144

SWAPS
------------------------------------------------------------------------------
Open Swap contracts at April 30, 2001 consisted of the following:
------------------------------------------------------------------------------
                                                                  Unrealized
   Notional    Termination         Interest         Index        Appreciation/
    Amount        Date               Sold           Bought      (Depreciation)
------------------------------------------------------------------------------
                                 1 Month USD     ERISA Eligible
                               LIBOR - 30 basis     Lehman
 $50,000,000    8/01/01             points           CMBS*          ($347,015)

                                                  3 Month USD
  20,250,000    1/09/11             5.7695%          LIBOR            261,934

                                 3 Month USD
  20,000,000    4/20/11             LIBOR           6.0125%          (227,058)

*Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index
 Collateralized Mortgage-Backed Securities Index Total Return Swap

WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------
                                                        Contracts    Premiums
------------------------------------------------------------------------------
Options outstanding at beginning of period                  300    $  164,325
Options written during the period                         4,550     1,026,044
Options closed                                           (1,900)     (496,719)
Options expired                                          (1,800)     (423,575)
Options exercised                                            --            --
                                                          -----    ----------
Options outstanding at end of period                      1,150    $  270,075
                                                          =====    ==========

Closed and expired options resulted in a capital loss of $77,813.

WRITTEN OPTION DETAIL
------------------------------------------------------------------------------
                                                          Contracts
                                                        (1000 shares   Value
                                                        per contract) (Note 2)
------------------------------------------------------------------------------
United States Treasury Bond Futures Options:
Calls: (Strike price is $107. Expiration date is 5/25/01.
   Premium received is $12,288.)                             50     ($  3,125)
Calls: (Strike price is $108. Expiration date is 5/25/01.
   Premium received is $6,038.)                              50        (1,562)
Calls: (Strike price is $110. Expiration date is 5/25/01.
   Premium received is $65,306.)                            250        (3,906)
Calls: (Strike price is $110. Expiration date is 8/24/01.
   Premium received is $69,037.)                            300       (51,563)
Puts: (Strike price is $96. Expiration date is 6/22/01.
   Premium received is $29,831.)                            150       (39,844)
Puts: (Strike price is $97. Expiration date is 6/22/01.
   Premium received is $41,550.)                            150       (65,625)
Puts: (Strike price is $102. Expiration date is 5/25/01.
   Premium received is $46,025.)                            200       (46,875)
                                                          -----      --------
                                                          1,150     ($212,500)
                                                          =====      ========

                          STRONG SHORT-TERM BOND FUND

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 64.6%
AES Corporation Senior Notes,
   8.75%, Due 12/15/02                                $10,000,000  $10,225,000
AOL Time Warner Corporate Notes,
   6.125%, Due 4/15/06                                  7,700,000    7,670,740
AT&T Wireless Services, Inc. Senior Notes,
   7.35%, Due 3/01/06 (b)                              18,000,000   18,242,946
Allied Waste Industries, Inc. Term Loan:
   Tranche A, 7.1125%, Due 7/21/05                      2,600,339    2,532,080
   Tranche B, 7.7708%, Due 6/30/04                      3,939,909    3,915,285
   Tranche C, 8.05%, Due 6/30/05                        4,727,891    4,698,342
Allstate Corporation Notes,
   7.875%, Due 5/01/05                                  3,000,000    3,200,115
Anixter, Inc. Guaranteed Notes,
   8.00%, Due 9/15/03                                   2,000,000    2,059,954
Beaver Valley Funding Corporation Debentures,
   8.625%, Due 6/01/07                                  9,860,000   10,412,742
CMS Energy Corporation Senior Notes,
   8.375%, Due 7/01/13 (Remarketing
   Date 7/01/03)                                       10,000,000   10,168,150
CSC Holdings, Inc. Senior Subordinated
   Debentures, 9.875%:
   Due 2/15/13                                          3,275,000    3,496,063
   Due 4/01/23                                          8,875,000    9,562,813

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)  April 30, 2001 (Unaudited)
------------------------------------------------------------------------------
                  STRONG SHORT-TERM BOND FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
------------------------------------------------------------------------------
CSC Holdings, Inc. Senior Subordinated Notes,
   9.25%, Due 11/01/05                               $ 6,350,000   $ 6,580,188
Calpine Canada Energy Finance ULC
   Guaranteed Senior Yankee Notes,
   8.50%, Due 5/01/08                                 10,000,000    10,029,640
Calpine Corporation Senior Notes,
   8.25%, Due 8/15/05                                 15,000,000    15,094,095
Cendant Corporation Notes,
   7.75%, Due 12/01/03                                16,540,000    16,670,286
Custom Repackaged Asset Vehicle Trusts -
   Wal-Mart Credit-Linked Trust Certificates,
   Series 1996-401, 7.35%, Due 7/17/06 (b)             3,207,268     3,284,037
Custom Repackaged Asset Vehicle Trusts -
   Walt Disney Credit-Linked Trust Certificates,
   Series 1996-403, 7.20%, Due 1/10/07 (b)             3,142,791     3,209,214
Delhaize America, Inc. Notes,
   7.375%, Due 4/15/06 (b)                             7,500,000     7,593,615
Delta Air Lines, Inc. Pass-Thru Certificates:
   Series 1992-B1, 9.375%, Due 9/11/07                 9,434,295     9,959,266
   Series 1993-A1, 9.875%, Due 4/30/08                11,998,650    13,128,503
Dominion Resources, Inc. Senior Notes,
   6.00%, Due 1/31/03                                 10,000,000    10,065,530
ESAT Telecom Group PLC Senior Yankee
   Notes, Series B, 11.875%, Due 12/01/08             10,240,000    12,007,424
Equistar Chemicals LP/Equistar Funding
   Corporation Notes, 8.50%, Due 2/15/04              10,500,000    10,577,952
Ford Motor Credit Company Notes:
   6.125%, Due 3/20/04                                15,000,000    15,166,845
   6.875%, Due 2/01/06                                13,300,000    13,548,245
GS Escrow Corporation Floating Rate Senior
   Notes, 6.525%, Due 8/01/03                          5,000,000     4,885,475
General Electric Capital Corporation
   Medium-Term Notes, Series A,
   7.25%, Due 5/03/04                                  2,250,000     2,377,906
Global Crossing Holdings, Ltd. Senior
   Yankee Notes:
   8.70%, Due 8/01/07 (b)                             10,000,000     9,225,000
   9.125%, Due 11/15/06                                5,000,000     4,775,000
HCA-The Healthcare Company
   Medium-Term Notes:
   Tranche 00004, 8.12%, Due 8/04/03                   1,625,000     1,687,316
   Tranche 00013, 6.73%, Due 7/15/45                   3,300,000     3,344,563
Homeside International, Inc. Senior Secured
   Second Priority Notes, Series B,
   11.25%, Due 5/15/03                                28,924,000    30,406,355
Huntington Capital I Variable Rate Capital
   Income Securities, 5.04%, Due 2/01/27              14,000,000    12,607,140
Kellogg Company Notes,
   5.50%, Due 4/01/03 (b)                             15,000,000    15,042,120
Lenfest Communications, Inc. Senior
   Subordinated Notes, 10.50%, Due 6/15/06             3,675,000     4,284,675
Lilly Del Mar, Inc. Floating Rate Capital
   Securities, 6.59%, Due 8/05/29 (b)                 15,000,000    14,787,975
MetroNet Communications Corporation
   Senior Discount Yankee Notes:
   Zero %, Due 11/01/07 (Rate Reset
   Effective 11/01/02)                                 5,730,000     5,042,400
   Zero %, Due 6/15/08 (Rate Reset
   Effective 6/15/03)                                  4,500,000     3,684,375
MetroNet Communications Corporation
   Senior Yankee Notes:
   10.625%, Due 11/01/08                              22,000,000    23,884,674
   12.00%, Due 8/15/07                                22,875,000    25,206,557
MidAmerican Energy Company
   Medium-Term Notes, Tranche #00002,
   7.375%, Due 8/01/02                                10,000,000    10,273,330
Mirant Americas Senior Corporate Notes,
   7.625%, Due 5/01/06 (b)                            10,000,000    10,140,100
Monumental Global Funding II Senior Secured
   Yankee Notes, 6.05%, Due 1/19/06 (b)               12,500,000    12,483,362
NWA Trust Structured Enhanced Return
   Trusts 1998 Floating Rate Notes,
   8.07%, Due 4/15/11 (b)                             12,500,000    11,937,500
News Corporation, Ltd. Senior Subordinated
   Notes, 8.75%, Due 2/15/06                          10,754,000    11,090,062
Nisource Finance Corporation Guaranteed
   Notes, 5.75%, Due 4/15/03                           9,700,000     9,697,303
Northern Trust Company Medium-Term Bank
   Notes, Tranche #00047, 7.50%, Due 2/11/05           3,000,000     3,143,472
Northrop Grumman Corporation Notes,
   8.625%, Due 10/15/04                                6,400,000     6,890,080
Occidental Petroleum Corporation Senior
   Notes, 6.40%, Due 4/01/13 (Remarketing
   Date 4/01/03)                                       4,000,000     4,031,148
PSEG Energy Holdings, Inc. Senior Notes,
   9.125%, Due 2/10/04                                 5,500,000     5,661,975
Petroleos Mexicanos Guaranteed Notes,
   8.85%, Due 9/15/07                                  2,500,000     2,562,500
Philip Morris Companies, Inc. Notes,
   7.00%, Due 7/15/05                                 10,000,000    10,252,630
Pinnacle One Partners LP/Pinnacle One, Inc.
   Senior Secured Notes, 8.83%, Due 8/15/04 (b)       14,000,000    14,561,176
R&B Falcon Corporation Senior Notes, Series B:
   6.50%, Due 4/15/03                                  9,000,000     9,078,813
   6.75%, Due 4/15/05                                  4,500,000     4,560,489
   9.125%, Due 12/15/03                               12,888,000    13,957,124
Raytheon Company Notes:
   6.50%, Due 7/15/05                                  5,000,000     4,949,225
   8.20%, Due 3/01/06                                  3,750,000     3,966,165
Rogers Cablesystems, Ltd. Senior Secured
   Second Priority Yankee Debentures,
   10.125%, Due 9/01/12                                6,575,000     6,985,937
Salomon Smith Barney Corporate Notes,
   5.875%, Due 3/15/06                                11,300,000    11,205,837
Shoppers Food Warehouse Corporation Senior
   Notes, 9.75%, Due 6/15/04                          12,000,000    12,518,700
Southern Energy Mid Atlantic Pass-Thru
   Certificates, Series A, 8.625%, Due 6/30/12 (b)     5,000,000     5,079,650
Spintab AB Floating Rate Subordinated Yankee
   Notes, 5.6888%, Due 12/29/49 (b)                   30,000,000    30,083,940
Sprint Spectrum LP/Sprint Spectrum Finance
   Corporation Senior Notes,
   11.00%, Due 8/15/06                                16,557,000    17,591,316
Star Capital Trust I Floating Rate Securities,
   5.7988%, Due 6/15/27                               10,000,000     9,352,810
Starwood Hotels & Resorts Worldwide, Inc.
   Notes, 6.75%, Due 11/15/05                          5,000,000     4,871,625
Swedbank Floating Rate Debt Unit
   (Medium-Term Structured Enhanced
   Return Trusts 1996, Series R-35),
   6.2588%, Due 11/10/02 (b)                          10,000,000     9,900,000
Tenet Healthcare Corporation Senior Notes:
   7.875%, Due 1/15/03                                12,400,000    12,741,000
   8.625%, Due 12/01/03                               16,800,000    17,432,671
Tricon Global Restaurants, Inc. Senior Notes,
   7.45%, Due 5/15/05                                 10,770,000    10,500,750

------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                        Amount       (Note 2)
------------------------------------------------------------------------------
Triumph Capital CBO I, Ltd./Triumph
   Capital CBO I, Inc. Senior Secured
   Floating Rate Notes, Class A-2,
   7.1644%, Due 6/15/11 (b)                         $18,000,000   $ 18,145,800
Tyco International Group SA Guaranteed
   Yankee Notes, 6.375%, Due 2/15/06                 14,300,000     14,355,098
Ultramar Credit Corporation Guaranteed
   Notes, 8.625%, Due 7/01/02                         5,000,000      5,191,305
United States Tobacco Term Loan,
   7.70%, Due 2/16/05 (Acquired 10/05/00 -
   2/20/01; Cost $8,545,243) (b)                      8,441,300      8,567,920
Univision Network Holding LP Subordinated
   Notes, 7.00%, Due 12/17/02                        19,730,000     29,200,400
WCG Note Trust/WCG Note Corporation,
   Inc. Senior Secured Notes,
   8.25%, Due 3/15/04 (b)                            20,000,000     19,898,580
WMX Technologies, Inc. Notes:
   6.375%, Due 12/01/03                               8,000,000      8,025,888
   7.10%, Due 8/01/26                                 5,485,000      5,580,603
WPD Holdings UK Yankee Notes,
   6.75%, Due 12/15/04 (b)                            5,000,000      4,919,300
Waste Management, Inc. Notes,
   6.625%, Due 7/15/02                               10,625,000     10,653,061
Waste Management, Inc. Senior Notes,
   7.00%, Due 10/01/04                                1,200,000      1,213,790
WorldCom, Inc. Notes,
   7.375%, Due 1/15/06 (b)                           18,700,000     18,702,225
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $832,614,798)                          836,295,261
------------------------------------------------------------------------------
Non-Agency Mortgage &
   Asset-Backed Securities 17.2%
Asset Securitization Corporation Commercial
   Mortgage Pass-Thru Certificates:
   Series 1995-MD4, Class A-1,
   7.10%, Due 8/13/29                                19,838,178     20,726,337
   Series 1996-MD6, Class A-1A,
   6.72%, Due 11/13/26                                3,568,636      3,643,967
   Series 1996-MD6, Class A-1B,
   6.88%, Due 11/13/26                                5,410,000      5,572,744
Bear Stearns Structured Products, Inc.
   Principal Only Notes, Series 2000-3, Class A,
   Due 12/28/28 (b)                                  12,965,125     11,670,687
Blackstone Hotel Acquisitions Company Debt
   Unit (Medium-Term Structured Enhanced
   Return Trusts 1998), Series R-38,
   5.8125%, Due 6/30/03 (Acquired 7/30/98;
   Cost $13,466,690) (b)                             13,466,690     13,378,348
CS First Boston Mortgage Securities
   Corporation Mortgage-Backed Certificates,
   7.25%, Due 8/25/27                                   400,199        400,425
Chase Mortgage Finance Corporation
   Mortgage Pass-Thru Certificates:
   Series 1990-G, Class A-Z1,
   9.50%, Due 12/25/21                                  292,538        292,538
   Series 1992-M, Class B4,
   7.8745%, Due 12/25/23                              1,059,359      1,054,730
Chase Mortgage Finance Corporation Variable
   Rate Multiclass Mortgage Pass-Thru
   Certificates, Series 1992-2, Class B2,
   7.95%, Due 8/28/23 (Acquired 9/27/96;
   Cost $1,583,231) (b)                               1,576,228      1,571,499
Citicorp Mortgage Securities, Inc. Real Estate
   Mortgage Investment Conduit Pass-Thru
   Certificates, Series 1993-3, Class B1,
   7.00%, Due 3/25/08 (b)                             1,265,398      1,282,246
Citicorp Mortgage Securities, Inc. Real Estate
   Mortgage Investment Conduit Variable Rate
   Pass-Thru Certificates, Series 1988-8,
   Class A-1, 7.7071%, Due 6/25/18                    2,482,521      2,475,408
Collateralized Mortgage Obligation Trust 47,
   Class E, Principal Only, Due 9/01/18                 560,536        375,156
Collateralized Mortgage Obligation Trust
   Inverse Floating Rate Collateralized Mortgage
   Obligation, Series 13, Class Q,
   13.3833%, Due 1/20/03                                 89,346         90,897
Commercial Resecuritization Trust Floating
   Rate Bonds, Series 2001-ABC2, Class A2,
   5.6713%, Due 2/21/13 (b)                          13,000,000     12,995,970
ContiMortgage Home Equity Loan Trust
   Interest Only Senior Strip Certificates,
   Series 1996-2, Class A, 0.7376%, Due 7/15/27      44,475,350        402,947
ContiSecurities Residual Corporation
   ContiMortgage Net Interest Margin Notes,
   Series 1997-A, 7.23%, Due 7/16/28
   (Acquired 9/18/97; Cost $2,031,566) (b)            2,031,566        416,471
Countrywide Mortgage-Backed Securities, Inc.
   Variable Rate Mortgage Pass-Thru Certificates,
   Series 1994-D, Class A6, 6.4495%, Due 3/25/24      2,164,868      2,157,848
Delta Funding Home Equity Loan Trust
   Interest Only Variable Rate Asset-Backed
   Certificates, Series 2000-4, Class IO,
   9.25%, Due 12/15/03                               32,518,919      5,177,662
Drexel Burnham Lambert Collateralized
   Mortgage Obligation Trust, Series T,
   Class T-4, 8.45%, Due 9/20/19                      6,415,135      6,559,203
FirstPlus Global Issuance Corporation Interest
   Only Asset-Backed Notes, Series 1998-4,
   Class A, 6.10%, Due 9/10/24                       52,379,000          8,381
GE Capital Commercial Mortgage Corporation
   Variable Rate Interest Only Pass-Thru
   Certificates, Class X-2, 0.9536%,
   Due 5/15/33 (b)                                  100,000,000      5,289,000
GMBS, Inc. Countrywide Funding Certificates,
   Series 1990-1, Class Z, 9.25%, Due 1/28/20           836,550        833,886
GS Mortgage Securities Corporation Variable
   Rate Mortgage Participation Securities,
   Series 1998-1, Class A, 8.00%, Due 9/20/27 (b)     5,739,160      5,886,017
Greenwich Capital Acceptance, Inc. Variable
   Rate Mortgage Pass-Thru Certificates,
   Series 1991-1, Class A, 7.7093%, Due 2/25/21
   (Acquired 4/18/96; Cost $2,922,552) (b)            2,865,247      2,843,757
Kmart CMBS Financing, Inc. Floating Rate
   Commercial Mortgage Pass-Thru
   Certificates, Series 1997-1, Class D,
   6.1788%, Due 3/01/07 (b)                           4,500,000      4,472,348
Merrill Lynch Mortgage Investors, Inc. Senior
   Subordinated Pass-Thru Certificates,
   Series 1994-A, Class A-5, 7.035%, Due 2/15/24     10,996,703     11,101,447
Mid-State Trust II Mortgage-Backed Notes,
   Class A4, 9.625%, Due 4/01/03                      2,974,000      3,066,179
Morgan Stanley Capital I, Inc. Variable Rate
   Commercial Mortgage Pass-Thru
   Certificates, Series 1997-RR, Class A,
   6.8656%, Due 4/28/04 (b)                           1,283,986      1,278,375

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)  April 30, 2001 (Unaudited)
------------------------------------------------------------------------------
                   STRONG SHORT-TERM BOND FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc. Variable Rate
   Interest Only Commercial Mortgage
   Pass-Thru Certificates, Series 1999-WF1,
   Class X, 1.0058%, Due 10/15/18 (b)               $94,341,846   $  4,103,436
Option One Mortgage Securities Corporation
   Net Interest Margin Trust, Series 1999-2,
   9.66%, Due 6/26/29 (b)                             3,132,570      3,062,088
Paine Webber Mortgage Acceptance
   Corporation IV Mortgage Pass-Thru
   Certificates, Series 1995-M1, Class B,
   6.95%, Due 1/15/07 (b)                            13,000,000     13,169,585
Prudential Home Mortgage Securities
   Company Mortgage Pass-Thru
   Certificates, Series 1992-26, Class A-18,
   7.50%, Due 8/25/07                                 1,115,907      1,126,977
Railcar Leasing LLC Senior Secured Notes,
   Series 1, Class A-1, 6.75%, Due 7/15/06 (b)       18,860,118     19,439,218
Residential Funding Mortgage Securities I,
   Inc. Mortgage Pass-Thru Certificates,
   Series 1993-M23, Class A-1,
   6.97%, Due 8/28/23                                   347,939        348,786
Resolution Trust Corporation Mortgage
   Pass-Thru Securities, Inc. Commercial
   Certificates:
   Series 1994-C2, Class E, 8.00%, Due 4/25/25        9,702,629      9,702,629
   Series 1995-C2, Class D, 7.00%, Due 5/25/27        4,762,818      4,768,096
Resolution Trust Corporation Mortgage
   Pass-Thru Securities, Inc. Variable Rate
   Certificates, Series 1991-11, Class 1-L,
   8.625%, Due 10/25/21                               4,314,468      4,303,963
Rural Housing Trust 1987-1 Senior Mortgage
   Pass-Thru Subordinated Certificates,
   Class 3B, 7.33%, Due 4/01/26                       6,044,352      6,228,251
Ryland Mortgage Securities Corporation III
   Variable Rate Collateralized Mortgage
   Bonds, Series 1992-C, Class 3-A,
   11.5978%, Due 11/25/30                                10,535         10,507
Ryland Mortgage Securities Corporation IV
   Variable Rate Collateralized Mortgage
   Bonds, Series 2, Class 3-A,
   12.0573%, Due 6/25/23                                645,252        643,526
SL Commercial Mortgage Trust Mortgage
   Pass-Thru Certificates, Series 1997-C1,
   Class A, 6.875%, Due 7/25/04 (b)                  13,822,737     14,194,416
Salomon Brothers Mortgage Securities VI,
   Inc. Stripped Coupon Mortgage Pass-Thru
   Certificates, Series 1987-3, Class A, Principal
   Only, Due 10/23/17                                   811,791        693,762
Sequoia Mortgage Trust Adjustable Rate
   Asset-Backed Certificates, Series 3,
   Class M-1, 6.85%, Due 6/25/28                     11,127,300     11,257,024
Shearson Lehman Pass-Thru Securities, Inc.
   Asset Trust Variable Rate Pass-Thru
   Certificates, Series 88-3,
   8.1045%, Due 9/15/18                               2,934,205      2,969,874
Structured Mortgage Asset Residential Trust
   Pass-Thru Certificates, Series 1992-5,
   Class BO, Principal Only, Due 6/25/23                338,752        278,093
Structured Mortgage Trust Commercial
   Mortgage-Backed Securities, Series 1997-2,
   Class A, 8.7786%, Due 1/30/06 (Acquired
   5/12/98; Cost $1,664,473) (b)                      1,683,259      1,583,846
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $222,531,883)                     222,908,550
------------------------------------------------------------------------------
United States Government &
   Agency Issues 11.5%
FHLMC Participation Certificates:
   6.50%, Due 5/01/04                                    65,055         65,075
   8.50%, Due 6/01/02 thru 1/01/05                       51,401         52,546
   9.00%, Due 5/01/06 thru 8/01/18                    4,880,374      5,214,947
   9.50%, Due 3/01/11 thru 12/01/22                   8,565,989      9,248,830
   9.75%, Due 8/01/02                                   531,835        546,620
   10.25%, Due 7/01/09 thru 1/01/10                     353,036        385,432
   10.50%, Due 1/01/16 thru 7/01/19                   5,415,963      5,993,288
   10.75%, Due 9/01/09 thru 11/01/10                    245,229        269,447
   11.25%, Due 11/01/09                                 302,609        336,819
FHLMC Variable Rate Participation Certificates,
   7.558%, Due 5/01/26                                3,522,490      3,627,268
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   8.00%, Due 12/01/13 thru 9/01/23                  18,852,606     19,753,920
   8.50%, Due 4/01/08 thru 2/01/23                   13,368,769     14,137,366
   9.00%, Due 11/01/24                                1,739,831      1,861,132
   9.40%, Due 10/25/19                                5,899,303      6,308,962
   9.50%, Due 2/01/11 thru 2/15/11                    4,781,425      5,223,268
   10.00%, Due 7/01/04 thru 6/25/19                   6,944,565      7,545,503
   11.00%, Due 10/15/20                              12,927,645     14,401,837
   12.00%, Due 3/01/17                                2,319,187      2,677,311
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates,
   Series 1992-41, Class J, Accretion Directed
   Interest Only, 1005.049%, Due 12/25/02                 7,623          4,193
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Pass-Thru
   Certificates, Series 1995-G2, Class IO,
   Interest Only, 10.00%, Due 5/25/20                 4,655,771      1,083,734
FNMA Stripped Mortgage-Backed Securities:
   Series 107, Class 1, Principal Only,
   Due 10/25/06                                         821,309        762,847
   Series 1993-M1, Class N, Interest Only,
   0.84%, Due 4/25/20                                 2,501,403            775
GNMA Guaranteed Pass-Thru Certificates:
   7.50%, Due 12/15/07                                3,116,314      3,212,416
   8.00%, Due 12/15/08                                1,088,814      1,134,046
   8.50%, Due 5/15/10                                   797,920        831,260
   9.00%, Due 11/15/24                                1,051,970      1,125,367
   9.75%, Due 9/15/05 thru 11/15/05                     806,988        859,747
   10.00%, Due 2/20/18                                  244,198        271,397
   11.50%, Due 4/15/13                                   37,707         41,722
   12.50%, Due 4/15/19                               11,909,479     13,769,526
Small Business Administration Guaranteed Loan
   Group #0190, Variable Rate Interest Only
   Certificates, 3.092%, Due 7/30/18                  7,115,546        241,929
USGI FHA Insured Project Pool Banco 85,
   7.44%, Due 11/24/19                                2,031,427      2,079,348
United States Treasury Notes:
   5.00%, Due 2/15/11                                 4,700,000      4,582,505
   5.75%, Due 10/31/02 thru 11/15/05                 20,840,000     21,390,709
------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $145,732,202)                               149,041,092
------------------------------------------------------------------------------
Preferred Stocks 2.0%
Caisse National De Credit Agricole Sponsored
   ADR 10.375% Series A
   (Acquired 11/15/96; Cost $19,637,271) (b)            699,479     19,008,342
Parmalat Capital Finance 7.3025% Series B               300,000      6,750,000
------------------------------------------------------------------------------
Total Preferred Stocks (Cost $27,183,504)                           25,758,342
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                   STRONG SHORT-TERM BOND FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
------------------------------------------------------------------------------
Short-Term Investments (a) 4.1%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 4.14%                         $   580,000   $      580,000
Sara Lee Corporation, 4.07%                         1,708,500        1,708,500
Wisconsin Electric Power Company, 4.09%               200,100          200,100
                                                                --------------
                                                                     2,488,600
Corporate Bonds 3.6%
GS Escrow Corporation Senior Notes,
   6.75%, Due 8/01/01                              22,500,000       22,523,310
Stop & Shop Companies, Inc. Senior
   Subordinated Notes, 9.75%, Due 2/01/02           4,750,000        4,886,904
Tosco Corporation Floating Rate Notes,
   5.85%, Due 5/16/01                              15,000,000       15,005,970
Waste Management, Inc. Senior Notes,
   6.125%, Due 7/15/01                              4,110,000        4,106,523
                                                                --------------
                                                                    46,522,707
Repurchase Agreements 0.2%
Barclays Capital, Inc. (Dated 4/30/01),
   4.52%, Due 5/01/01 (Repurchase proceeds
   $2,500,314); Collateralized by: United States
   Treasury Bonds (d)                               2,500,000        2,500,000

United States Government & Agency Issues 0.1%
FHLMC Participation Certificates:
   8.50%, Due 7/01/01                                   1,000            1,006
   8.75%, Due 10/01/01                                174,863          175,949
United States Treasury Bills, Due 5/03/01 thru
   6/14/01 (c)                                        500,000          499,205
                                                                --------------
                                                                       676,160
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $51,986,104)                     52,187,467
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities
   (Cost $1,280,048,491) 99.4%                                   1,286,190,712
Other Assets and Liabilities, Net 0.6%                               8,045,887
------------------------------------------------------------------------------
Net Assets 100.0%                                               $1,294,236,599
==============================================================================

FUTURES
------------------------------------------------------------------------------
                                                  Underlying      Unrealized
                                     Expiration   Face Amount    Appreciation/
                                        Date       at Value     (Depreciation)
------------------------------------------------------------------------------
Purchased:
305 Five-Year U.S. Treasury Notes       6/01      $31,758,125        ($ 8,562)
100 Ninety-Day Eurodollars              6/02       23,757,500         (30,425)
 50 Ninety-Day Eurodollars              9/02       11,846,875         (11,087)
162 Two-Year U.S. Treasury Notes        6/01       33,291,000          68,374

Sold:
100 Ninety-Day Eurodollars              6/01       23,952,500         (70,425)
170 Ten-Year U.S. Treasury Notes        6/01       17,642,813         209,043

SWAPS
------------------------------------------------------------------------------
Open default swap contracts at April 30, 2001 consisted of the following:
------------------------------------------------------------------------------
                                                                 Unrealized
  Notional         Termination     Interest       Interest      Appreciation/
   Amount             Date           Sold          Bought       (Depreciation)
------------------------------------------------------------------------------
 $5,000,000         10/12/05         1.70%           --              $113,000
 $5,000,000         10/12/05         1.90%           --                47,500
 10,000,000          2/20/04           --          1.30%                   --
 10,000,000          3/07/06         0.77%           --               (10,000)

                          STRONG HIGH-YIELD BOND FUND

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 79.1%
@Entertainment, Inc. Senior Discount Notes,
   Series B:
   Zero %, Due 7/15/08 (Rate Reset
   Effective 7/15/03)                             $17,350,000      $ 8,935,250
   Zero %, Due 2/01/09 (Rate Reset
   Effective 2/01/04) (b)                          22,250,000       10,902,500
AES Corporation Senior Notes,
   9.375%, Due 9/15/10                              5,205,000        5,426,212
AMFM Operating, Inc. Senior Subordinated
   Exchange Debentures, 12.625%, Due 10/31/06       2,828,100        3,132,121
AP Holdings, Inc. Senior Discount Notes,
   Zero %, Due 3/15/08 (Rate Reset
   Effective 3/15/03)                               8,200,000          625,250
APCOA/Standard Parking, Inc. Senior
   Subordinated Notes, 9.25%, Due 3/15/08          11,210,000        5,100,550
AT&T Wireless Services, Inc. Senior Notes,
   7.875%, Due 3/01/11 (b)                         21,500,000       21,610,101
Air Canada, Inc. Senior Yankee Notes,
   10.25%, Due 3/15/11 (b)                         15,065,000       14,763,700
Airgate PCS, Inc. Senior Subordinated
   Discount Notes, Zero %, Due 10/01/09
   (Rate Reset Effective 10/01/04)                  7,075,000        4,209,625
Aladdin Gaming Holdings LLC/Aladdin
   Capital Corporation Senior Discount Notes,
   Zero %, Due 3/01/10 (Rate Reset
   Effective 3/01/03)                              13,915,000        4,104,925
Alamosa, Inc. Senior Notes, 12.50%,
   Due 2/01/11 (b)                                  5,815,000        5,742,312
Alliance Imaging, Inc. Senior Subordinated
   Notes, 10.375%, Due 4/15/11 (b)                  3,800,000        3,876,000
Allied Waste North America, Inc. Senior
   Secured Notes, 8.875%, Due 4/01/08 (b)          11,100,000       11,544,000
Allied Waste North America, Inc. Senior
   Subordinated Notes, 10.00%, Due 8/01/09          3,860,000        4,009,575
American Lawyer Media, Inc. Senior
   Subordinated Notes, Series B,
   9.75%, Due 12/15/07                              7,170,000        6,578,475
American Tower Corporation Senior Notes,
   9.375%, Due 2/01/09 (b)                          3,060,000        3,067,650
Ameristar Casinos, Inc. Senior Subordinated
   Notes, 10.75%, Due 2/15/09 (b)                  14,770,000       15,213,100
Anchor Gaming Senior Subordinated Notes,
   9.875%, Due 10/15/08                             7,000,000        7,472,500
Anchor Glass Container Corporation First
   Mortgage Notes, 11.25%, Due 4/01/05              9,500,000        7,362,500
Anthony Crane Rental Holdings LP/Anthony
   Crane Holdings Capital Corporation Senior
   Discount Debentures, Zero %, Due 8/01/09
   (Rate Reset Effective 8/01/03)                   8,400,000        1,312,500
Anthony Crane Rental LP/Anthony Crane
   Capital Corporation Senior Notes,
   10.375%, Due 8/01/08                               300,000          133,875
Argosy Gaming Company Senior
   Subordinated Notes:
   10.75%, Due 6/01/09                              3,790,000        4,088,462
   10.75%, Due 6/01/09 (b)                          6,710,000        7,238,413
Asia Global Crossing, Ltd. Senior Yankee
   Notes, 13.375%, Due 10/15/10 (b)                14,000,000       13,370,000
Avencia Group PLC Yankee Notes,
   11.00%, Due 7/01/09                              8,650,000        9,169,000
Avista Corporation Senior Notes,
   9.75%, Due 6/01/08 (b)                           2,415,000        2,490,184

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)  April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG HIGH-YIELD BOND FUND (continued)

                                                       Shares or
                                                       Principal      Value
                                                         Amount      (Note 2)
-------------------------------------------------------------------------------
BRL Universal Equipment Corporation Senior
   Secured Notes, 8.875%, Due 2/15/08 (b)             $ 3,095,000  $ 3,172,375
CSC Holdings, Inc. Senior Notes,
   7.625%, Due 4/01/11 (b)                             15,000,000   14,575,380
Calpine Canada Energy Finance ULC
   Guaranteed Senior Yankee Notes,
   8.50%, Due 5/01/08                                  10,000,000   10,029,640
William Carter Senior Subordinated Notes,
   Series A, 10.375%, Due 12/01/06                      8,000,000    8,320,000
Charter Communications Holdings
   LLC/Charter Communications Holdings
   Capital Corporation Senior Notes,
   10.00%, Due 4/01/09                                 19,800,000   20,938,500
Chattem, Inc. Senior Subordinated Notes,
   8.875%, Due 4/01/08                                  9,395,000    8,291,088
Cricket Communications, Inc./Lucent Vendor
   Financing Credit Facility Term Loan,
   9.3238%, Due 6/30/07                                10,000,000    7,000,000
Diamond Cable Communications PLC Senior
   Discount Yankee Notes, Zero %, Due 2/15/07
   (Rate Reset Effective 2/15/02)                         905,000      656,125
Dresser, Inc. Senior Subordinated Notes,
   9.375%, Due 4/15/11 (b)                              3,800,000    3,895,000
Echostar Broadband Corporation Senior Notes,
   10.375%, Due 10/01/07                               11,295,000   11,718,563
Ekabel Hessen GMBH Senior Yankee Notes,
   14.50%, Due 9/01/10 (b)                             13,715,000   13,783,575
Emmis Escrow Corporation Senior Discount
   Notes, Zero %, Due 3/15/11 (Rate Reset
   Effective 3/15/06) (b)                              10,750,000    6,127,500
Equistar Chemicals LP/Equistar Funding
   Corporation Notes, 8.75%, Due 2/15/09                5,750,000    5,553,155
Exide Corporation Term Loan, Tranche B,
   8.7994%, Due 4/29/05                                 9,844,456    8,909,232
Fairpoint Communications, Inc. Senior
   Subordinated Notes, 12.50%, Due 5/01/10              3,000,000    2,790,000
Felcor Lodging LP Senior Notes,
   9.50%, Due 9/15/08 (b)                               4,840,000    5,069,900
Fox Family Worldwide, Inc. Senior Discount
   Notes, Zero %, Due 11/01/07 (Rate Reset
   Effective 11/01/02)                                  4,000,000    3,460,000
Fox Family Worldwide, Inc. Senior Notes,
   9.25%, Due 11/01/07                                  2,000,000    2,020,000
Fresenius Medical Care Capital Trust II
   Guaranteed Preferred Securities,
   7.875%, Due 2/01/08                                  3,595,000    3,496,138
GT Group Telecom, Inc. Senior Yankee
   Discount Notes, Zero %, Due 2/01/10
   (Rate Reset Effective 2/01/05)                      21,075,000    7,376,250
General Binding Corporation Senior
   Subordinated Notes, 9.375%, Due 6/01/08              6,395,000    4,956,125
Global Crossing Holdings, Ltd. Senior
   Yankee Notes:
   8.70%, Due 8/01/07 (b)                               4,000,000    3,690,000
   9.125%, Due 11/15/06                                16,000,000   15,280,000
Golden Sky DBS, Inc. Senior Discount Notes,
   Series B, Zero %, Due 3/01/07 (Rate Reset
   Effective 3/01/04)                                  10,600,000    6,837,000
Golden Sky Systems, Inc. Senior Subordinated
   Notes, Series B, 12.375%, Due 8/01/06                4,750,000    4,821,250
Graham Packaging Holdings Company/GPC
   Capital Corporation II Senior Discount
   Notes, Zero %, Due 1/15/09 (Rate Reset
   Effective 1/15/03)                                  13,140,000    5,584,500
HCA - The Healthcare Company Notes,
   8.75%, Due 9/01/10                                   8,360,000    9,038,138
Hollywood Casino Corporation Senior
   Secured Notes, 11.25%, Due 5/01/07                  10,310,000   11,134,800
Horizon PCS, Inc. Senior Discount Notes,
   Zero %, Due 10/01/10 (Rate Reset Effective
   10/01/05) (b)                                        7,000,000    2,800,000
Horseshoe Gaming Holding Corporation
   Senior Subordinated Notes, Series B,
   8.625%, Due 5/15/09                                  3,340,000    3,365,050
Hyperion Telecommunications, Inc. Senior
   Discount Notes, 13.00%, Due 4/15/03
   (Rate Reset Effective 4/15/01)                      10,500,000    7,980,000
Hyperion Telecommunications, Inc. Senior
   Secured Notes, Series B, 12.25%, Due 9/01/04         2,000,000    1,630,000
IPCS, Inc. Senior Discount Notes, Zero %,
   Due 7/15/10 (Rate Reset Effective 7/15/05)           1,500,000      607,500
Insight Communications, Inc. Senior
   Discount Notes, Zero %, Due 2/15/11
   (Rate Reset Effective 2/15/06) (b)                   9,800,000    5,586,000
International Game Technology Senior Notes,
   8.375%, Due 5/15/09                                  7,750,000    8,021,250
Intrawest Corporation Senior Yankee Notes,
   10.50%, Due 2/01/10 (b)                              7,000,000    7,210,000
Jazz Casino Company LLC Floating Rate
   Senior Notes, 7.6525%, Due 3/30/08                     238,560      202,776
Jostens, Inc. Senior Subordinated Notes,
   12.75%, Due 5/01/10                                 11,585,000   11,758,775
Key Energy Services, Inc. Senior Subordinated
   Notes, 14.00%, Due 1/15/09                           4,000,000    4,720,000
La Petite Academy, Inc./LPA Holding
   Corporation Senior Notes, Series B,
   10.00%, Due 5/15/08                                  6,300,000    4,315,500
Level 3 Communications, Inc. Senior Notes,
   11.00%, Due 3/15/08                                  9,820,000    6,800,350
Lyondell Chemical Company Senior Secured
   Notes, Series B, 9.875%, Due 5/01/07                 3,900,000    4,046,250
MJD Communications, Inc. Senior
   Subordinated Notes, 9.50%, Due 5/01/08               3,000,000    2,325,000
Metromedia Fiber Network, Inc. Senior Notes:
   10.00%, Due 12/15/09                                 3,875,000    2,528,438
   Series B, 10.00%, Due 11/15/08                      10,000,000    6,525,000
Millicom International SA Senior Subordinated
   Discount Yankee Notes, Zero %, Due 6/01/06
   (Rate Reset Effective 6/01/01)                       5,000,000    4,175,000
Motors and Gears, Inc. Senior Notes, Series C,
   10.75%, Due 11/15/06                                 9,400,000    9,353,000
NATG Holdings LLC/Orius Capital
   Corporation Senior Subordinated Notes,
   Series B, 12.75%, Due 2/01/10                        9,745,000    5,408,475
Nextel Communications, Inc. Senior Notes,
   9.50%, Due 2/01/11 (b)                               4,000,000    3,310,000
Nextlink Communications, Inc. Senior Notes:
   10.50%, Due 12/01/09                                 6,000,000    2,910,000
   10.75%, Due 6/01/09                                 13,400,000    6,700,000
Northpoint Communications Group, Inc.
   Senior Notes, 12.875%, Due 2/15/10
   (Defaulted Effective 1/05/01)                        5,000,000      100,000
Ono Finance PLC Yankee Units, 14.00%,
   Due 2/15/11 (b)                                     16,020,000   14,337,900
Orbital Imaging Corporation Senior Notes:
   Series B, 11.625%, Due 3/01/05 (Defaulted
   Effective 2/15/01)                                   3,500,000      437,500
   Series D, 11.625%, Due 3/01/05 (Defaulted
   Effective 2/15/01)                                   3,000,000      375,000

24

-------------------------------------------------------------------------------
                     STRONG HIGH-YIELD BOND FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Park Place Entertainment Corporation Senior
   Subordinated Notes, 8.875%, Due 9/15/08           $ 4,000,000  $  4,130,000
Perry Ellis International, Inc. Senior
   Subordinated Notes, 12.25%, Due 4/01/06             3,500,000     3,202,500
Perry-Judds, Inc. Senior Subordinated Notes,
   10.625%, Due 12/15/07                               6,250,000     5,531,250
Pioneer Natural Resources Company Senior
   Notes, 9.625%, Due 4/01/10                          1,074,000     1,177,339
Premier International Foods PLC Senior
   Yankee Notes, 12.00%, Due 9/01/09                   9,050,000     9,095,250
RCN Corporation Senior Notes, 10.00%,
   Due 10/15/07                                        1,750,000       586,250
Renaissance Media Louisiana LLC/Renaissance
   Media Tennessee/Renaissance Media
   Capital Corporation Senior Discount
   Notes, Zero %, Due 4/15/08 (Rate Reset
   Effective 4/15/03)                                  3,000,000     2,355,000
Rhythms NetConnections, Inc. Senior Notes:
   12.75%, Due 4/15/09                                 4,500,000       562,500
   Series B, 14.00%, Due 2/15/10 (Defaulted
   Effective 3/23/01)                                  3,500,000       262,500
Riverwood International Corporation Senior
   Subordinated Notes, 10.875%, Due 4/01/08           11,900,000    11,483,500
SBA Communications Corporation Senior
   Notes, 10.25%, Due 2/01/09 (b)                     11,750,000    11,691,250
SC International Services, Inc. Senior
   Subordinated Notes, 9.25%, Due 9/01/07              5,525,000     5,828,875
Sabreliner Corporation Senior Notes,
   11.00%, Due 6/15/08 (b)                             3,000,000     2,355,000
Simmons Company Senior Subordinated
   Notes, Series B, 10.25%, Due 3/15/09                5,700,000     5,586,000
Sirius Satellite Radio, Inc. Senior Secured
   Notes, 14.50%, Due 5/15/09                          3,500,000     1,907,500
Spanish Broadcasting System, Inc. Senior
   Subordinated Notes, 9.625%, Due 11/01/09            8,560,000     7,661,200
Spectrasite Holdings, Inc. Senior
   Discount Notes:
   Zero %, Due 4/15/09 (Rate Reset
   Effective 4/15/04)                                  7,500,000     4,012,500
   Series B, Zero %, Due 3/15/10 (Rate Reset
   Effective 3/15/05)                                 28,205,000    14,102,500
Station Casinos, Inc. Senior Notes,
   8.375%, Due 2/15/08 (b)                             5,000,000     5,062,500
Steel Heddle Manufacturing Company Senior
   Subordinated Notes, 10.625%, Due 6/01/08
   (Defaulted Effective 12/05/00)                      5,000,000       775,000
Superior National Capital Trust I Notes,
   10.75%, Due 12/01/17 (Defaulted
   Effective 7/28/00)                                  5,405,000         6,756
Tanger Properties LP Senior Notes,
   9.125%, Due 2/15/08                                 5,450,000     5,420,761
TeleCorp PCS, Inc. Senior Subordinated
   Notes, 10.625%, Due 7/15/10                        12,245,000    11,693,975
Telemundo Holdings, Inc. Senior Discount
   Notes, Zero %, Due 8/15/08 (Rate Reset
   Effective 8/15/03)                                  5,300,000     3,829,250
Telewest Communications PLC Yankee Senior
   Notes, 9.875%, Due 2/01/10                            165,000       151,388
Teligent, Inc. Senior Notes, 11.50%,
   Due 12/01/07 (Defaulted Effective 3/23/01)         12,500,000        62,500
Tenet Healthcare Corporation Senior Notes,
   Series B, 9.25%, Due 9/01/10                       11,200,000    12,754,000
Terra Industries, Inc. Senior Notes, Series B,
   10.50%, Due 6/15/05                                 2,046,000     1,708,410
Time Warner Telecom LLC Senior Notes,
   9.75%, Due 7/15/08                                  5,000,000     4,937,500
Town Sports International, Inc. Senior Notes,
   Series B, 9.75%, Due 10/15/04                      11,650,000    11,737,375
Transwestern Publishing Company LP/TWP
   Capital Corporation II Senior Subordinated
   Notes, Series D, 9.625%, Due 11/15/07               6,950,000     7,028,187
Tri-State Outdoor Media Group, Inc. Senior
   Notes, 11.00%, Due 5/15/08                          7,700,000     6,198,500
Tritel PCS, Inc. Senior Subordinated Notes,
   10.375%, Due 1/15/11 (b)                            1,400,000     1,309,000
Triton PCS, Inc. Senior Subordinated Notes,
   9.375%, Due 2/01/11 (b)                             1,370,000     1,325,475
Ubiquitel Operating Company Senior
   Subordinated Discount Notes, Zero %,
   Due 4/15/10 (Rate Reset Effective 4/15/05)          1,500,000       645,000
United Industries Corporation Senior
   Subordinated Notes, Series B,
   9.875%, Due 4/01/09                                 7,250,000     5,328,750
United Pan-Europe Communications NV
   Senior Yankee Notes, Series B:
   10.875%, Due 11/01/07                                 300,000       196,500
   11.25%, Due 11/01/09                                2,500,000     1,650,000
   11.25%, Due 2/01/10                                   340,000       226,100
United Rentals North America, Inc. Senior
   Notes, 10.75%, Due 4/15/08 (b)                     12,305,000    12,443,431
UnitedGlobalCom, Inc. Senior Secured
   Discount Notes, Series B, Zero %,
   Due 2/15/08 (Rate Reset Effective 2/15/03)         30,302,000    14,999,490
Venetian Casino Resort LLC/Las Vegas Sands,
   Inc. Secured Mortgage Notes,
   12.25%, Due 11/15/04                                5,000,000     5,350,000
Venetian Casino Resort LLC/Las Vegas Sands,
   Inc. Senior Subordinated Notes,
   14.25%, Due 11/15/05                               14,200,000    14,874,500
Versatel Telecom BV Senior Yankee Notes,
   13.25%, Due 5/15/08                                 3,000,000     1,275,000
Versatel Telecom International NV Senior
   Yankee Notes, 11.875%, Due 7/15/09                  7,360,000     3,054,400
Voicestream Wireless Corporation/Voicestream
   Wireless Holdings Corporation Senior
   Discount Notes, Zero %, Due 11/15/09
   (Rate Reset Effective 11/15/04)                    11,935,000     9,518,162
Voicestream Wireless Corporation/Voicestream
   Wireless Holdings Corporation Senior Notes,
   10.375%, Due 11/15/09                               6,760,000     7,740,200
Williams Communications Group, Inc.
   Senior Notes:
   11.70%, Due 8/01/08                                 2,500,000     1,187,500
   11.875%, Due 8/01/10                                9,455,000     4,396,575
Winstar Communications, Inc. Senior Discount
   Notes, Zero %, Due 4/15/10 (Rate Reset
   Effective 4/15/05) (Defaulted Effective 4/20/01)   10,472,000        65,450
XM Satellite Radio, Inc. Senior Secured Notes,
   14.00%, Due 3/15/10                                 2,500,000     1,425,000
XO Communications, Inc. Senior Discount
   Notes, Zero %, Due 12/01/09 (Rate Reset
   Effective 12/01/04)                                 1,000,000       265,000
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $881,219,751)                          767,704,327
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG HIGH-YIELD BOND FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                          Amount     (Note 2)
------------------------------------------------------------------------------
Convertible Bonds 1.0%
ACT Manufacturing, Inc. Subordinated Notes,
   7.00%, Due 4/15/07                                 $ 3,850,000 $  2,425,500
NTL, Inc. Subordinated Notes,
   5.75%, Due 12/15/09                                  5,000,000    2,906,250
Total Renal Care Holdings, Inc. Subordinated
   Notes, 5.625%, Due 7/15/06                           4,900,000    4,710,125
------------------------------------------------------------------------------
Total Convertible Bonds (Cost $10,308,101)                          10,041,875
------------------------------------------------------------------------------
Non-Agency Mortgage &
   Asset-Backed Securities 0.9%
Aircraft Lease Portfolio Securitization
   Pass-Thru Trust Certificates, Series 1996-1,
   Class D, 12.75%, Due 6/15/06                         4,298,934    3,933,524
First Boston Mortgage Securities Corporation
   Interest Only Mortgage Pass-Thru
   Certificates, Series 1992-4, Class A5,
   0.625%, Due 10/25/22                                 5,537,432       55,374
Salomon Brothers Mortgage Securities VII, Inc.
   Mortgage Pass-Thru Certificates,
   Series 1997-A, Class B3, 7.3887%,
   Due 10/01/25 (b)                                     2,780,052    2,335,633
Sutter CBO, Ltd./Sutter CBO Corporation
   Notes, Series 1999-1, Class B-2,
   13.442%, Due 11/30/14 (Acquired 10/05/99;
   Cost $3,000,000) (b)                                 3,000,000    2,700,000
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $9,929,970)                         9,024,531
------------------------------------------------------------------------------
Preferred Stocks 6.3%
Adelphia Communications Corporation
   13.00% Series B Exchangeable                           173,750   17,070,938
Dobson Communications Corporation
   12.25% Senior Exchangeable                               3,106    2,880,815
Global Crossing Holdings, Ltd.
   10.50% Senior Exchangeable                              69,000    6,054,750
Intermedia Communications, Inc.
   13.50% Series B Exchangeable                            13,166   11,652,269
NTL, Inc. 13.00% Series B Senior Exchangeable              10,359    8,001,968
Rural Cellular Corporation
   12.25% Junior Exchangeable                              12,317    8,868,458
Rural Cellular Corporation 11.375% Series B
   Senior Exchangeable                                      1,131      817,351
XO Communications, Inc.
   14.00% Senior Exchangeable                             458,470    5,845,497
------------------------------------------------------------------------------
Total Preferred Stocks (Cost $77,831,865)                           61,192,046
------------------------------------------------------------------------------
Common Stocks 0.1%
JCC Holding Company (f)                                    60,942      243,768
Key Energy Services, Inc. (f)                              43,468      572,474
OpTel, Inc. Non-Voting (Acquired 2/07/97 -
   5/07/98; Cost $603,030) (b) (f)                         17,325       69,300
Powertel, Inc. (f)                                          3,520      226,477
RCN Corporation (f)                                            75          337
------------------------------------------------------------------------------
Total Common Stocks (Cost $1,113,063)                                1,112,356
------------------------------------------------------------------------------
Warrants 0.1%
Aladdin Gaming Enterprises, Inc., Expire 3/01/10 (b)      139,150        1,392
GT Group Telecom, Inc., Expire 2/01/10 (Acquired
   1/27/00 - 1/04/01; Cost $996,390) (b)                   21,075      579,563
Horizon PCS, Inc., Expire 10/01/10 (b)                      7,000       10,500
IPCS, Inc., Expire 6/15/10 (b)                              4,000      164,000
Jostens, Inc., Expire 5/01/10                              10,595      213,224
Leap Wireless International, Inc.,
   Expire 4/15/10 (b)                                      10,000       50,000
Ono Finance PLC, Expire 5/31/09 (Acquired
   4/29/99; Cost $151,500) (b)                              3,000      120,375
Orbital Imaging Corporation, Expire 3/01/05
   (Acquired 2/20/98 - 5/04/98; Cost $1) (b)                6,500           65
Sirius Satellite Radio, Inc., Expire 5/15/09 (b)           10,500       57,750
Ubiquitel, Inc., Expire 4/15/10 (b)                         5,000       51,250
XM Satellite Radio, Inc., Expire 3/15/10                    2,500        8,437
------------------------------------------------------------------------------
Total Warrants (Cost $1,911,417)                                     1,256,556
------------------------------------------------------------------------------
Short-Term Investments (a) 10.8%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 4.14%                             $ 1,435,900    1,435,900
Sara Lee Corporation, 4.07%                               284,600      284,600
Wisconsin Electric Power Company, 4.09%                   220,000      220,000
                                                                     ---------
                                                                     1,940,500
Corporate Bonds 0.7%
Adelphia Communications Corporation Senior
   Notes, 9.75%, Due 2/15/02                            2,000,000    2,030,000
Pacific Gas & Electric Company First and
   Refunding Mortgage Notes,
   7.875%, Due 3/01/02                                  4,875,000    4,411,875
                                                                     ---------
                                                                     6,441,875
Repurchase Agreements 9.8%
ABN AMRO Inc. (Dated 4/30/01), 4.53%,
   Due 5/01/01 (Repurchase proceeds
   $95,612,030); Collateralized by: United States
   Government & Agency Issues (d)                      95,600,000   95,600,000

United States Government Issues 0.1%
United States Treasury Bills, Due 5/31/01
   thru 6/14/01 (c)                                       625,000      622,666
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $104,728,895)                   104,605,041
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities
   (Cost $1,087,043,062) 98.3%                                     954,936,732
Other Assets and Liabilities, Net 1.7%                              16,710,344
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $971,647,076
==============================================================================

FUTURES
------------------------------------------------------------------------------
                                                     Underlying
                                       Expiration    Face Amount   Unrealized
                                          Date        at Value    Appreciation
------------------------------------------------------------------------------
Sold:
203 Ten-Year U.S. Treasury Notes          6/01       $21,067,594    $546,309


                     STRONG SHORT-TERM HIGH YIELD BOND FUND

                                                       Shares or
                                                       Principal      Value
                                                         Amount     (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 84.4%
AMFM Operating, Inc. Senior Subordinated
   Exchange Debentures, 12.625%, Due 10/31/06         $ 5,060,700  $ 5,604,725
AT&T Wireless Services, Inc. Senior Notes,
   7.35%, Due 3/01/06 (b)                              10,500,000   10,641,718
Acetex Corporation Senior Secured Notes,
   9.75%, Due 10/01/03                                  6,600,000    6,435,000

--------------------------------------------------------------------------------
               STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Allegiance Telecom, Inc. Senior Notes,
   12.875%, Due 5/15/08                              $ 1,000,000   $   945,000
Allied Waste Industries, Inc. Term Loan:
   Tranche A, 7.1125%, Due 7/21/05                     4,333,898     4,220,133
   Tranche B, 7.7708%, Due 6/30/04                     1,969,954     1,957,642
   Tranche C, 8.05%, Due 6/30/05                       2,363,945     2,349,170
Atlas Air, Inc. Senior Notes,
   10.75%, Due 8/01/05                                 5,500,000     5,720,000
Boyd Gaming Corporation Senior Notes,
   9.25%, Due 10/01/03                                   300,000       303,750
Browning Ferris Industries, Inc. Notes,
   6.10%, Due 1/15/03                                    500,000       488,200
CMS Energy Corporation Notes,
   8.125%, Due 5/15/02                                 4,500,000     4,543,078
CSC Holdings, Inc. Senior Subordinated Notes,
   9.875%, Due 5/15/06                                 2,500,000     2,606,250
William Carter Senior Subordinated Notes,
   Series A, 10.375%, Due 12/01/06                     4,515,000     4,695,600
Century Communications Corporation Senior
   Discount Notes, Zero %, Due 3/15/03                 4,000,000     3,320,000
Chattem, Inc. Senior Subordinated Notes,
   Series B, 12.75%, Due 6/15/04                       2,600,000     2,587,000
Chesapeake Energy Corporation Senior Notes:
   7.875%, Due 3/15/04                                   600,000       603,000
   9.125%, Due 4/15/06                                   500,000       525,625
Coinmach Corporation Senior Notes,
   Series D, 11.75%, Due 11/15/05                      2,000,000     2,055,000
Colt Telecom Group PLC Senior Discount
   Yankee Notes, Zero %, Due 12/15/06
   (Rate Reset Effective 12/15/01)                     6,500,000     6,467,500
Cott Corporation Senior Yankee Notes,
   9.375%, Due 7/01/05                                 3,325,000     3,395,656
Del Monte Corporation Senior Subordinated
   Notes, 12.25%, Due 4/15/07                          2,600,000     2,928,250
ESAT Telecom Group PLC Senior Yankee
   Notes, Series B, 11.875%, Due 12/01/08              3,000,000     3,517,800
Equistar Chemicals LP/Equistar Funding
   Corporation Notes, 8.50%, Due 2/15/04               5,000,000     5,037,120
Fox Family Worldwide, Inc. Senior Notes,
   9.25%, Due 11/01/07                                 8,503,000     8,588,030
FrontierVision Operating Partners
   LP/FrontierVision Capital Corporation
   Senior Subordinated Notes,
   11.00%, Due 10/15/06                                2,500,000     2,600,000
GS Escrow Corporation Floating Rate Senior
   Notes, 6.525%, Due 8/01/03                          1,500,000     1,465,643
GS Escrow Corporation Senior Notes,
   7.00%, Due 8/01/03                                  4,000,000     3,966,332
Giant Industries, Inc. Senior Subordinated
   Notes, 9.75%, Due 11/15/03                            854,000       850,798
Global Crossing Holdings, Ltd. Senior Yankee
   Notes, 9.125%, Due 11/15/06                         3,000,000     2,865,000
Global Crossing Holdings, Ltd. Variable Rate
   Notes, 6.00%, Due 10/15/13 (Remarketing
   Date 10/15/03)                                      1,500,000     1,395,915
Graham Packaging Holdings Company/GPC
   Capital Corporation I Floating Rate Notes,
   9.1325%, Due 1/15/08                                1,000,000       705,000
Guess, Inc. Senior Subordinated Notes,
   Series B, 9.50%, Due 8/15/03                        2,500,000     2,162,500
HCA-The Healthcare Company Medium-Term
   Notes, Tranche 00012, 6.63%, Due 7/15/45            1,800,000     1,825,250
Hyperion Telecommunications, Inc. Senior
   Discount Notes, 13.00%, Due 4/15/03                 9,100,000     6,916,000
Intermedia Communications, Inc. Senior
   Discount Notes, Zero %, Due 5/15/06 (Rate
   Reset Effective 5/15/01)                            3,000,000     2,820,000
Interpool, Inc. Notes, 6.625%, Due 3/01/03             5,000,000     4,723,310
Keebler Corporation Senior Subordinated Notes,
   10.75%, Due 7/01/06                                 5,000,000     5,234,176
Levi Strauss & Company Term Loan,
   Tranche B, 8.31%, Due 8/29/03                       2,998,108     3,013,099
MJD Communications, Inc. Floating Rate
   Notes, 10.9088%, Due 5/01/08                        5,000,000     4,710,700
Mandalay Resort Group Debentures,
   6.70%, Due 11/15/96                                 2,000,000     1,970,998
Mandalay Resort Group Senior Subordinated
   Notes, 6.75%, Due 7/15/03                           2,900,000     2,827,500
MetroNet Communications Corporation
   Senior Yankee Notes, 12.00%, Due 8/15/07            4,000,000     4,407,704
Microcell Telecommunications, Inc. Senior
   Discount Yankee Notes, Series B, Zero %,
   Due 6/01/06 (Rate Reset Effective 12/01/01)         3,000,000     2,535,000
NS Group, Inc. Senior Notes,
   13.50%, Due 7/15/03                                   458,000       467,160
NTL, Inc. Senior Notes, Series A,
   12.75%, Due 4/15/05                                 4,500,000     4,117,500
Nextlink Communications LLC Senior Notes,
   12.50%, Due 4/15/06                                10,000,000     5,850,000
Olympus Communications LP/Olympus
   Capital Corporation Senior Notes,
   10.625%, Due 11/15/06                               4,300,000     4,472,000
Paxson Communications Corporation Senior
   Subordinated Notes, 11.625%, Due 10/01/02           4,000,000     4,110,000
Pegasus Media & Communications, Inc. Senior
   Subordinated Notes, Series B,
   12.50%, Due 7/01/05                                 8,000,000     8,160,000
Playtex Family Products Corporation Senior
   Subordinated Notes, 9.00%, Due 12/15/03             2,000,000     2,020,000
Price Communications Wireless, Inc. Senior
   Subordinated Notes, 11.75%, Due 7/15/07             5,000,000     5,450,000
R&B Falcon Corporation Senior Notes,
   Series B, 6.50%, Due 4/15/03                        7,200,000     7,263,050
Radio One, Inc. Senior Subordinated Notes,
   Series B, 12.00%, Due 5/15/04                       6,000,000     6,390,000
Repap New Brunswick, Inc. First Priority
   Senior Secured Notes, 9.00%, Due 6/01/04           12,000,000    12,660,000
Rogers Cablesystems, Ltd. Senior Secured
   Second Priority Notes, 9.625%, Due 8/01/02          1,625,000     1,665,625
SC International Services, Inc. Senior
   Subordinated Notes, 9.25%, Due 9/01/07             10,500,000    11,077,500
S.D. Warren Company Debentures,
   14.00%, Due 12/15/06                                6,532,207     7,087,445
Selmer Company, Inc. Senior Subordinated
   Notes, 11.00%, Due 5/15/05                          6,319,000     6,524,367
Shoppers Food Warehouse Corporation Senior
   Notes, 9.75%, Due 6/15/04                           5,000,000     5,216,125
Snyder Oil Corporation Senior Subordinated
   Notes, 8.75%, Due 6/15/07                           3,565,000     3,796,725
Sprint Spectrum LP/Sprint Spectrum Finance
   Corporation Senior Notes, 11.00%,
   Due 8/15/06                                         3,945,000     4,191,444
Statia Terminals International/Statia Terminals
   Canada, Inc. First Mortgage Notes, Series B,
   11.75%, Due 11/15/03                                6,435,000     6,644,138
Telewest Communications PLC Senior Yankee
   Discount Debentures, 11.00%, Due 10/01/07           5,000,000     4,837,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

               STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)


                                                      Shares or
                                                      Principal        Value
                                                        Amount       (Note 2)
------------------------------------------------------------------------------

Tenet Healthcare Corporation Senior Notes,
   8.625%, Due 12/01/03                              $ 2,500,000  $  2,594,148
Triton Energy, Ltd./Triton Energy Corporation
   Senior Notes, 9.25%, Due 4/15/05                    1,000,000     1,052,500
USA Waste Services, Inc. Senior Notes,
     6.50%, Due 12/15/02                               2,500,000     2,508,208
Univision Network Holding LP Subordinated
   Notes, 7.00%, Due 12/17/02                          6,000,000     8,880,000
Venetian Casino Resort LLC/Las Vegas Sands,
   Inc. Secured Mortgage Notes,
   12.25%, Due 11/15/04                                9,761,000    10,444,270
Voicestream Wireless Corporation/Voicestream
   Wireless Holdings Corporation Senior Notes,
   10.375%, Due 11/15/09                               6,378,000     7,302,810
WCG Note Trust/WCG Note Corporation, Inc.
   Senior Secured Notes, 8.25%, Due 3/15/04 (b)        5,000,000     4,974,645
Waste Management, Inc. Notes,
   6.625%, Due 7/15/02                                 2,500,000     2,506,602
WorldCom, Inc. Notes, 7.375%, Due 1/15/06 (b)         10,000,000    10,001,190
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $314,834,035)                          308,795,124
------------------------------------------------------------------------------
Convertible Bonds 0.6%
Telewest Finance, Ltd. Guaranteed Senior
   Notes, 6.00%, Due 7/07/05 (b)                       3,000,000     2,302,500
------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,399,476)                            2,302,500
------------------------------------------------------------------------------
Non-Agency Mortgage &
   Asset-Backed Securities 2.5%
Lehman Relocation Mortgage Trust
   Subordinated Variable Rate Mortgage-Backed
   Certificates, Series 1997-2, Class B1,
   7.1263%, Due 6/28/26 (b)                            2,225,316     1,668,987
Mellon Residential Funding Corporation
   Variable Rate Mortgage Pass-Thru
   Certificates, Series 1999-TBC3:
   Class B4, 6.0179%, Due 10/20/29 (b)                 1,029,000       817,736
   Class B5, 6.0179%, Due 10/20/29 (b)                   617,000       480,680
Merrill Lynch Mortgage Investors, Inc.
   Variable Rate Mortgage Pass-Thru
   Certificates, Series 1994-M1, Class E,
   8.456%, Due 6/25/22 (Acquired 11/19/98;
   Cost $2,910,000) (b)                                3,000,000     3,053,338
Resolution Trust Corporation Mortgage
   Pass-Thru Securities, Inc. Commercial
   Certificates, Series 1995-C2, Class E,
   7.00%, Due 5/25/27                                  1,408,977     1,408,705
Salomon Brothers Mortgage Securities VII, Inc.
   Mortgage Pass-Thru Certificates, Series 1994-5,
   Class B2, 8.6396%, Due 4/25/24                      1,487,695     1,514,792
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $9,351,467)                         8,944,238
------------------------------------------------------------------------------
Preferred Stocks 4.3%
CSC Holdings, Inc. 11.125% Series M                       76,903     8,363,201
NTL, Inc. 13.00% Series B Senior Exchangeable              9,541     7,370,365
------------------------------------------------------------------------------
Total Preferred Stocks (Cost $18,540,906)                           15,733,566
------------------------------------------------------------------------------
Short-Term Investments (a) 4.6%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 4.07%                                 $100           100

Corporate Bonds 1.8%
GS Escrow Corporation Senior Notes,
   6.75%, Due 8/01/01                                  1,500,000     1,501,554
Lear Corporation Subordinated Notes,
   8.25%, Due 2/01/02                                    840,000       843,150
Viacom International, Inc. Senior Subordinated
   Notes, 10.25%, Due 9/15/01                          2,000,000     2,040,566
Waste Management, Inc. Senior Notes,
   6.125%, Due 7/15/01                                 2,000,000     1,998,308
                                                                    ----------
                                                                     6,383,578
Repurchase Agreements 2.8%
ABN AMRO Inc. (Dated 4/30/01),
   4.53%, Due 5/01/01 (Repurchase proceeds
   $8,101,019); Collateralized by: United States
   Government & Agency Issues (d)                      8,100,000     8,100,000
State Street Bank (Dated 4/30/01),
   4.25%, Due 5/01/01 (Repurchase proceeds
   $2,095,247); Collateralized by: United States
   Government & Agency Issues (d)                      2,095,000     2,095,000
                                                                    ----------
                                                                    10,195,000
United States Government Issues 0.0%
United States Treasury Bills, Due 6/21/01 (c)            100,000        99,482
United States Treasury Bills, Due 7/05/01 (c)             65,000        64,562
                                                                    ----------
                                                                       164,044
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $16,691,699)                     16,742,722
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities
   (Cost $361,817,583) 96.4%                                       352,518,150
Other Assets and Liabilities, Net 3.6%                              13,252,918
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $365,771,068
==============================================================================


FUTURES
------------------------------------------------------------------------------
                                                  Underlying
                                     Expiration   Face Amount     Unrealized
                                        Date       at Value      Appreciation
------------------------------------------------------------------------------
Sold:
205 Five-Year U.S. Treasury Notes       6/01     $21,345,625       $99,746


LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security is pledged as collateral to cover margin requirements on open futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued.
(f)  Non-income producing security.


Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


                                                                                            (In Thousands, Except As Noted)

                                                                                  Strong               Strong              Strong
                                                                                 Corporate           Government          Short-Term
                                                                                 Bond Fund         Securities Fund        Bond Fund
                                                                                 ---------         ---------------       ----------
Assets:
   Investments in Securities, at Value
     (Cost of $1,136,261, $1,613,585 and $1,280,049, respectively)              $1,129,024            $1,624,454         $1,286,191
   Receivable for Securities and Forward Foreign Currency Contracts Sold            59,613                44,670             18,604
   Receivable for Fund Shares Sold                                                     872                 1,255                607
   Interest and Dividends Receivable                                                19,805                13,970             21,993
   Paydown Receivable                                                                   12                 5,138                309
   Other Assets                                                                        161                    99                270
                                                                                ----------            ----------         ----------
   Total Assets                                                                  1,209,487             1,689,586          1,327,974

Liabilities:
   Payable for Securities Purchased                                                 66,665               220,373             25,918
   Written Options, at Value
     (Premiums Received of $0, $270 and $0, respectively)                               --                   213                 --
   Payable for Fund Shares Redeemed                                                    349                 1,824                668
   Dividends Payable                                                                 6,322                 6,313              6,897
   Variation Margin Payable                                                            143                   198                 42
   Accrued Operating Expenses and Other Liabilities                                    180                   577                212
                                                                                ----------            ----------         ----------
   Total Liabilities                                                                73,659               229,498             33,737
                                                                                ----------            ----------         ----------
Net Assets                                                                      $1,135,828            $1,460,088         $1,294,237
                                                                                ==========            ==========         ==========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                $1,174,843            $1,460,766         $1,400,528
   Accumulated Net Investment Loss                                                     (24)                 (523)              (375)
   Accumulated Net Realized Loss                                                   (31,639)               (9,024)          (112,366)
   Net Unrealized Appreciation (Depreciation)                                       (7,352)                8,869              6,450
                                                                                ----------            ----------         ----------
   Net Assets                                                                   $1,135,828            $1,460,088         $1,294,237
                                                                                ==========            ==========         ==========

Investor Class ($ and shares in full)
   Net Assets                                                               $1,107,058,116        $1,409,685,217     $1,234,923,664
   Capital Shares Outstanding (Unlimited Number Authorized)                    102,639,827           132,338,197        129,613,565

Net Asset Value Per Share                                                           $10.79                $10.65              $9.53
                                                                                    ======                ======              =====

Institutional Class ($ and shares in full)
   Net Assets                                                                  $15,377,961           $47,474,884        $57,299,230
   Capital Shares Outstanding (Unlimited Number Authorized)                      1,427,107             4,453,496          6,008,562

Net Asset Value Per Share                                                           $10.78                $10.66              $9.54
                                                                                    ======                ======              =====

Advisor Class ($ and shares in full)
   Net Assets                                                                  $13,392,014            $2,927,839         $2,013,705
   Capital Shares Outstanding (Unlimited Number Authorized)                      1,241,755               274,860            211,292

Net Asset Value Per Share                                                           $10.78                $10.65              $9.53
                                                                                    ======                ======              =====

                       See Notes to Financial Statements.
                                                                              29

--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

                                                                 (In Thousands, Except As Noted)

                                                                                       Strong
                                                                  Strong             Short-Term
                                                                High-Yield            High Yield
                                                                Bond Fund             Bond Fund
                                                                ----------           -----------
Assets:
  Investments in Securities, at Value
    (Cost of $1,087,043 and $361,818, respectively)             $  954,937              $352,518
  Receivable for Securities Sold                                     3,513                 8,177
  Receivable for Fund Shares Sold                                    4,477                 1,003
  Interest and Dividends Receivable                                 20,833                 8,138
  Paydown Receivable                                                    --                     7
  Variation Margin Receivable                                            3                    19
  Other Assets                                                         308                   165
                                                                ----------              --------
  Total Assets                                                     984,071               370,027

Liabilities:
  Payable for Securities Purchased                                   4,022                 1,000
  Payable for Fund Shares Redeemed                                     209                   783
  Dividends Payable                                                  8,052                 2,430
  Accrued Operating Expenses and Other Liabilities                     141                    43
                                                                ----------              --------
  Total Liabilities                                                 12,424                 4,256
                                                                ----------              --------
Net Assets                                                      $  971,647              $365,771
                                                                ==========              ========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                 $1,141,484              $380,199
  Accumulated Net Investment Income (Loss)                             (25)                    6
  Accumulated Net Realized Loss                                    (38,252)               (5,234)
  Net Unrealized Depreciation                                     (131,560)               (9,200)
                                                                ----------              --------
  Net Assets                                                    $  971,647              $365,771
                                                                ==========              ========

Investor Class ($ and shares in full)
  Net Assets                                                  $964,212,988          $357,281,604
  Capital Shares Outstanding (Unlimited Number Authorized)     105,723,749            36,204,348

Net Asset Value Per Share                                            $9.12                 $9.87
                                                                     =====                 =====

Advisor Class ($ and shares in full)
  Net Assets                                                    $7,434,088            $8,489,464
  Capital Shares Outstanding (Unlimited Number Authorized)         816,535               860,274

Net Asset Value Per Share                                            $9.10                 $9.87
                                                                     =====                 =====

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2001 (Unaudited)

                                                                                   (In Thousands)

                                                                        Strong          Strong         Strong
                                                                       Corporate      Government     Short-Term
                                                                       Bond Fund   Securities Fund   Bond Fund
                                                                       ---------   ---------------   ----------
Income:
   Interest                                                             $40,692        $44,496        $45,307
   Dividends                                                              1,222             --          1,474
                                                                        -------        -------        -------
   Total Income                                                          41,914         44,496         46,781

Expenses:
   Investment Advisory Fees                                               1,912          2,418          2,259
   Administrative Fees -- Investor Class                                  1,253          1,681          1,454
   Administrative Fees -- Institutional Class                                 1              4              4
   Administrative Fees -- Advisor Class                                      11              1              1
   Custodian Fees                                                            18             33             19
   Shareholder Servicing Costs -- Investor Class                          1,159          1,687          1,037
   Shareholder Servicing Costs -- Institutional Class                         1              3              3
   Shareholder Servicing Costs -- Advisor Class                               9              1              1
   Reports to Shareholders -- Investor Class                                164            135            210
   Reports to Shareholders -- Advisor Class                                   1             --             --
   12b-1 Fees -- Advisor Class                                               11              1              1
   Other                                                                     84            104             89
                                                                        -------        -------        -------
   Total Expenses before Fees Paid Indirectly by Advisor                  4,624          6,068          5,078
   Fees Paid Indirectly by Advisor -- Investor Class                         --             (9)            (1)
   Fees Paid Indirectly by Advisor -- Advisor Class                          (2)            --             --
                                                                        -------        -------        -------
   Expenses, Net                                                          4,622          6,059          5,077
                                                                        -------        -------        -------
Net Investment Income                                                    37,292         38,437         41,704

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                          8,194         18,804          5,554
     Futures Contracts, Options and Forward Foreign Currency Contracts    2,864          8,159           (630)
     Foreign Currencies                                                      (1)            --             --
                                                                        -------        -------        -------
     Net Realized Gain                                                   11,057         26,963          4,924
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                         21,594         17,287         18,393
     Futures and Options Contracts                                          293         (2,741)         1,001
                                                                        -------        -------        -------
     Net Change in Unrealized Appreciation/Depreciation                  21,887         14,546         19,394
                                                                        -------        -------        -------
Net Gain on Investments                                                  32,944         41,509         24,318
                                                                        -------        -------        -------
Net Increase in Net Assets Resulting from Operations                    $70,236        $79,946        $66,022
                                                                        =======        =======        =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2001 (Unaudited)

                                                                  (In Thousands)

                                                                               Strong
                                                               Strong        Short-Term
                                                             High-Yield      High Yield
                                                              Bond Fund      Bond Fund
                                                             ----------      ----------
Income:
  Interest                                                     $46,471         $14,288
  Dividends                                                      3,484             943
                                                               -------         -------
  Total Income                                                  49,955          15,231

Expenses:
  Investment Advisory Fees                                       1,537             605
  Administrative Fees -- Investor Class                          1,024             401
  Administrative Fees -- Advisor Class                               3               4
  Custodian Fees                                                    14               5
  Shareholder Servicing Costs -- Investor Class                    732             198
  Shareholder Servicing Costs -- Advisor Class                       3               3
  Reports to Shareholders -- Investor Class                        152              34
  Transfer Agency Banking Charges -- Investor Class                 --               4
  12b-1 Fees -- Advisor Class                                        3               4
  Other                                                            108              56
                                                               -------         -------
  Total Expenses before Fees Paid Indirectly by Advisor          3,576           1,314
  Fees Paid Indirectly by Advisor -- Investor Class                (10)             --
                                                               -------         -------
  Expenses, Net                                                  3,566           1,314
                                                               -------         -------
Net Investment Income                                           46,389          13,917

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                (13,501)          1,493
    Futures Contracts                                              206              19
                                                               -------         -------
    Net Realized Gain (Loss)                                   (13,295)          1,512
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                (43,178)         (2,949)
    Futures Contracts                                              546             100
                                                               -------         -------
    Net Change in Unrealized Appreciation/Depreciation         (42,632)         (2,849)
                                                               -------         -------
Net Loss on Investments                                        (55,927)         (1,337)
                                                               -------         -------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                   ($ 9,538)        $12,580
                                                               =======         =======


                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         (In Thousands)

                                               Strong Corporate Bond Fund      Strong Government Securities Fund
                                            --------------------------------   ---------------------------------
                                            Six Months Ended    Year Ended     Six Months Ended     Year Ended
                                             April 30, 2001    Oct. 31, 2000    April 30, 2001     Oct. 31, 2000
                                            ----------------   -------------   ----------------    -------------
                                              (Unaudited)                        (Unaudited)
Operations:
    Net Investment Income                      $   37,292        $ 64,494         $   38,437        $   73,266
    Net Realized Gain (Loss)                       11,057         (16,306)            26,963            (1,946)
    Net Change in Unrealized Appreciation/
      Depreciation                                 21,887             428             14,546            13,412
                                               ----------        --------         ----------        ----------
    Net Increase in Net Assets Resulting
      from Operations                              70,236          48,616             79,946            84,732

Distributions:
    From Net Investment Income:
      Investor Class                              (36,761)        (62,418)           (37,992)          (72,618)
      Institutional Class                            (401)           (250)            (1,118)             (752)
      Advisor Class                                  (314)           (357)               (24)               (3)
                                               ----------        --------         ----------        ----------
    Total Distributions                           (37,476)        (63,025)           (39,134)          (73,373)

Capital Share Transactions (Note 4):
    Net Increase (Decrease) in Net Assets
      from Capital Share Transactions             167,813          80,595            116,002           (48,147)
                                               ----------        --------         ----------        ----------
Total Increase (Decrease) in Net Assets           200,573          66,186            156,814           (36,788)

Net Assets:
    Beginning of Period                           935,255         869,069          1,303,274         1,340,062
                                               ----------        --------         ----------        ----------
    End of Period                              $1,135,828        $935,255         $1,460,088        $1,303,274
                                               ==========        ========         ==========        ==========

                                                                                  Strong Short-Term Bond Fund
                                                                               ---------------------------------
                                                                               Six Months Ended     Year Ended
                                                                                April 30, 2001     Oct. 31, 2000
                                                                               ----------------    -------------
                                                                                  (Unaudited)
Operations:
    Net Investment Income                                                         $   41,704        $   80,402
    Net Realized Gain (Loss)                                                           4,924           (18,279)
    Net Change in Unrealized Appreciation/Depreciation                                19,394             8,212
                                                                                  ----------        ----------
    Net Increase in Net Assets Resulting from Operations                              66,022            70,335

Distributions:
    From Net Investment Income:
        Investor Class                                                               (40,647)          (78,738)
        Institutional Class                                                           (1,554)           (1,405)
        Advisor Class                                                                    (20)               (1)
                                                                                  ----------        ----------
    Total Distributions                                                              (42,221)          (80,144)

Capital Share Transactions (Note 4):
    Net Increase (Decrease) in Net Assets from Capital Share Transactions            107,619          (112,926)
                                                                                  ----------        ----------
Total Increase (Decrease) in Net Assets                                              131,420          (122,735)

Net Assets:
    Beginning of Period                                                            1,162,817         1,285,552
                                                                                  ----------        ----------
    End of Period                                                                 $1,294,237        $1,162,817
                                                                                  ==========        ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                          (In Thousands)

                                                                                       Strong Short-Term
                                               Strong High-Yield Bond Fund              High Yield Fund
                                             --------------------------------   --------------------------------
                                             Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                              April 30, 2001    Oct. 31, 2000    April 30, 2001    Oct. 31, 2000
                                             ----------------   -------------   ----------------   -------------
                                               (Unaudited)                        (Unaudited)
Operations:
    Net Investment Income                       $ 46,389         $ 77,024          $ 13,917          $ 21,243
    Net Realized Gain (Loss)                     (13,295)         (10,078)            1,512            (6,746)
    Net Change in Unrealized Appreciation/
      Depreciation                               (42,632)         (59,512)           (2,849)           (2,301)
                                                --------         --------          --------          --------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                   (9,538)           7,434            12,580            12,196

Distributions:
    From Net Investment Income:
        Investor Class                           (46,270)         (76,983)          (13,795)          (21,242)
        Advisor Class                               (145)              (4)             (116)               (1)
    From Net Realized Gains--Investor Class           --               --                --               (53)
                                                --------         --------          --------          --------
    Total Distributions                          (46,415)         (76,987)          (13,911)          (21,296)

Capital Share Transactions (Note 4):
    Net Increase in Net Assets from Capital
      Share Transactions                         310,876          191,080            80,782            42,922
                                                --------         --------          --------          --------
Total Increase in Net Assets                     254,923          121,527            79,451            33,822

Net Assets:
    Beginning of Period                          716,724          595,197           286,320           252,498
                                                --------         --------          --------          --------
    End of Period                               $971,647         $716,724          $365,771          $286,320
                                                ========         ========          ========          ========


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Corporate Bond Fund, Inc./(1)/
     - Strong Government Securities Fund, Inc./(1)/
     - Strong Short-Term Bond Fund, Inc./(1)/
     - Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc./(1)/)
     - Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc./(1)/)

       /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Effective September 1, 1999, Strong Corporate Bond Fund, Strong Government Securities Fund and Strong Short-Term Bond Fund issued three classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in
     Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

     Effective March 1, 2000, Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund issued two classes of shares: Investor Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.


2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at April 30, 2001 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                                  Aggregate   Aggregate  Percent of
                                                    Cost     Fair Value  Net Assets
                                                 ----------- ----------- ----------
          Strong Corporate Bond Fund             $10,985,000 $10,870,000    1.0%
          Strong Short-Term Bond Fund             49,851,026  47,370,183    3.7%
          Strong High-Yield Bond Fund              4,750,921   3,469,303    0.4%
          Strong Short-Term High Yield Bond Fund   2,910,000   3,053,338    0.8%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income and net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds may be required to maintain assets on their books as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:


                                                                Administrative      Administrative     Administrative
                                                                    Fees -              Fees -             Fees -
                                               Advisory Fees    Investor Class   Institutional Class   Advisor Class
                                               Nov. 1, 2000-    Nov. 1, 2000-       Nov. 1, 2000-      Nov. 1, 2000-
                                               April 30, 2001   April 30, 2001      April 30, 2001     April 30, 2001
                                               --------------   --------------   -------------------   --------------
       Strong Corporate Bond Fund                  0.375%            0.25%              0.02%               0.25%
       Strong Government Securities Fund           0.350%            0.25%              0.02%               0.25%
       Strong Short-Term Bond Fund                 0.375%            0.25%              0.02%               0.25%
       Strong High-Yield Bond Fund                 0.375%            0.25%                *                 0.25%
       Strong Short-Term High Yield Bond Fund      0.375%            0.25%                *                 0.25%

     * The Strong High-Yield Bond Fund and the Strong Short-Term High Yield Bond Fund do not offer Institutional Class shares.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Transfer Agency Banking Charges in the Funds' Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended April 30, 2001, Strong Corporate Bond Fund, Strong Government Securities Fund, Strong Short-Term Bond Fund, Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund incurred 12b-1 fees of $10,981, $1,195, $763, $3,479 and $3,561, respectively. The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the six months ended April 30, 2001, is as follows:

                                                                  Shareholder
                                                 Payable to      Servicing and     Transfer Agency    Unaffiliated
                                                 Advisor at     Other Expenses         Banking         Directors'
                                               April 30, 2001   Paid to Advisor   Charges/(Credits)       Fees
                                               --------------   ---------------   -----------------   ------------
      Strong Corporate Bond Fund                  $134,691        $1,168,813          ($ 1,220)         $18,283
      Strong Government Securities Fund            211,531         1,690,509            (8,630)          25,946
      Strong Short-Term Bond Fund                  177,467         1,040,338              (778)          22,638
      Strong High-Yield Bond Fund                   75,424           734,925           (10,122)          11,978
      Strong Short-Term High Yield Bond Fund        23,396           200,982             4,019            5,444

--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


4.   Capital Share Transactions

                                                             Strong Corporate Bond Fund       Strong Government Securities Fund
                                                         ---------------------------------    ---------------------------------
                                                         Six Months Ended      Year Ended     Six Months Ended     Year Ended
                                                          April 30, 2001     Oct. 31, 2000     April 30, 2001     Oct. 31, 2000
                                                         ----------------    -------------    ----------------    -------------
                                                           (Unaudited)                          (Unaudited)
      Capital Share Transactions of Each Class
        of Shares of the Funds Were as Follows:

      INVESTOR CLASS
          Proceeds from Shares Sold                         $294,975,721      $383,368,814       $372,512,294      $540,777,102
          Proceeds from Reinvestment of Distributions         27,798,897        48,920,466         34,287,774        65,964,876
          Payment for Shares Redeemed                       (169,530,347)     (364,656,185)      (319,797,890)     (674,931,766)
                                                            ------------      ------------       ------------      ------------
          Net Increase (Decrease) in Net Assets from
            Capital Share Transactions                       153,244,271        67,633,095         87,002,178       (68,189,788)

      INSTITUTIONAL CLASS
          Proceeds from Shares Sold                            8,858,885         5,786,281         27,390,400        21,298,045
          Proceeds from Reinvestment of Distributions            348,788           209,922            603,666           627,299
          Payment for Shares Redeemed                           (668,638)         (189,794)        (1,850,571)       (1,965,859)
                                                            ------------      ------------       ------------      ------------
          Net Increase in Net Assets from Capital
            Share Transactions                                 8,539,035         5,806,409         26,143,495        19,959,485

      ADVISOR CLASS
          Proceeds from Shares Sold                           10,094,711         8,502,063          3,207,591            80,475
          Proceeds from Reinvestment of Distributions            286,843           317,306             13,998             2,509
          Payment for Shares Redeemed                         (4,351,787)       (1,664,103)          (365,588)               --
                                                            ------------      ------------       ------------      ------------
          Net Increase in Net Assets from Capital
            Share Transactions                                 6,029,767         7,155,266          2,856,001            82,984
                                                            ------------      ------------       ------------      ------------
      Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                          $167,813,073      $ 80,594,770       $116,001,674     ($ 48,147,319)
                                                            ============      ============       ============      ============

      Transactions in Shares of Each Class of the Funds Were as Follows:

      INVESTOR CLASS
          Sold                                                27,510,879        36,641,900         34,989,107        53,263,241
          Issued in Reinvestment of Distributions              2,608,906         4,676,897          3,234,892         6,503,926
          Redeemed                                           (15,862,004)      (34,863,679)       (30,069,273)      (66,605,565)
                                                              ----------        ----------         ----------        ----------
          Net Increase (Decrease) in Shares                   14,257,781         6,455,118          8,154,726        (6,838,398)

      INSTITUTIONAL CLASS
          Sold                                                   829,840           555,025          2,582,051         2,102,418
          Issued in Reinvestment of Distributions                 32,664            20,115             56,819            61,774
          Redeemed                                               (62,224)          (18,144)          (173,251)         (193,745)
                                                              ----------        ----------         ----------        ----------
          Net Increase in Shares                                 800,280           556,996          2,465,619         1,970,447

      ADVISOR CLASS
          Sold                                                   939,322           813,918            299,295             7,982
          Issued in Reinvestment of Distributions                 26,911            30,442              1,305               247
          Redeemed                                              (409,247)         (159,685)           (34,068)               --
                                                              ----------        ----------         ----------        ----------
          Net Increase in Shares                                 556,986           684,675            266,532             8,229
                                                              ----------        ----------         ----------        ----------
      Net Increase (Decrease) in Shares of the Fund           15,615,047         7,696,789         10,886,877        (4,859,722)
                                                              ==========        ==========         ==========        ==========

--------------------------------------------------------------------------------

                                                    Strong Short-Term Bond Fund
                                                  --------------------------------
                                                  Six Months Ended    Year Ended
                                                   April 30, 2001    Oct. 31, 2000
                                                  ----------------   -------------
                                                    (Unaudited)
Capital Share Transactions of Each Class
  of Shares of the Funds Were as Follows:

INVESTOR CLASS
    Proceeds from Shares Sold                       $303,524,574      $348,850,986
    Proceeds from Reinvestment of Distributions       33,562,145        65,610,487
    Payment for Shares Redeemed                     (263,167,119)     (538,925,303)
                                                    ------------      ------------
    Net Increase (Decrease) in Net Assets from
      Capital Share Transactions                      73,919,600      (124,463,830)

INSTITUTIONAL CLASS
    Proceeds from Shares Sold                         35,783,155        12,419,635
    Proceeds from Reinvestment of Distributions        1,321,180         1,241,158
    Payment for Shares Redeemed                       (5,396,185)       (2,137,686)
                                                    ------------      ------------
    Net Increase in Net Assets from Capital
      Share Transactions                              31,708,150        11,523,107

ADVISOR CLASS
    Proceeds from Shares Sold                          3,006,912            15,000
    Proceeds from Reinvestment of Distributions           11,009                --
    Payment for Shares Redeemed                       (1,026,418)               --
                                                    ------------      ------------
    Net Increase in Net Assets from Capital
      Share Transactions                               1,991,503            15,000
                                                    ------------      ------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                        $107,619,253     ($112,925,723)
                                                    ============      ============

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
    Sold                                              32,035,400        37,335,508
    Issued in Reinvestment of Distributions            3,553,393         7,022,735
    Redeemed                                         (27,835,636)      (57,664,706)
                                                      ----------        ----------
    Net Increase (Decrease) in Shares                  7,753,157       (13,306,463)

INSTITUTIONAL CLASS
    Sold                                               3,785,766         1,325,279
    Issued in Reinvestment of Distributions              139,493           132,826
    Redeemed                                            (569,784)         (228,509)
                                                      ----------        ----------
    Net Increase in Shares                             3,355,475         1,229,596

ADVISOR CLASS
    Sold                                                 315,770             1,603
    Issued in Reinvestment of Distributions                1,156                --
    Redeemed                                            (107,342)               --
                                                      ----------        ----------
    Net Increase in Shares                               209,584             1,603
                                                      ----------        ----------
Net Increase (Decrease) in Shares of the Fund         11,318,216       (12,075,264)
                                                      ==========        ==========



NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


                                                               Strong High-Yield                Strong Short-Term
                                                                  Bond Fund                    High Yield Bond Fund
                                                       -------------------------------   -------------------------------
                                                       Six Months Ended   Year Ended     Six Months Ended   Year Ended
                                                        April 30, 2001   Oct. 31, 2000     April 30, 2001  Oct. 31, 2000
                                                       ----------------  -------------   ----------------  -------------
                                                         (Unaudited)                        (Unaudited)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                             $ 501,180,854   $ 462,800,582    $ 201,221,350    $ 259,561,673
   Proceeds from Reinvestment of Distributions              31,640,088      53,218,579       11,495,376       18,329,572
   Payment for Shares Redeemed                            (229,504,552)   (326,787,790)    (140,451,304)    (235,015,162)
   Net Proceeds from Acquisition (Note 8)                           --       1,718,687               --               --
                                                         -------------   -------------    -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                            303,316,390     190,950,058       72,265,422       42,876,083

ADVISOR CLASS
   Proceeds from Shares Sold                                 7,825,642         127,792        8,709,840           46,025
   Proceeds from Reinvestment of Distributions                  88,963           1,764           68,323              301
   Payment for Shares Redeemed                                (355,360)            (69)        (261,693)             (25)
                                                         -------------   -------------     ------------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                              7,559,245         129,487        8,516,470           46,301
                                                         -------------   -------------     ------------     ------------
Net Increase in Net Assets
  from Capital Share Transactions                        $ 310,875,635   $ 191,079,545    $  80,781,892    $  42,922,384
                                                         =============   =============    =============    =============


Transactions in Shares of Each Class of
the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                     53,086,532      43,889,380       20,271,867       25,885,883
   Issued in Reinvestment of Distributions                   3,372,670       5,102,426        1,161,677        1,830,884
   Redeemed                                                (24,728,963)    (31,320,397)     (14,216,204)     (23,448,500)
   Issued to Effect Acquisition (Note 8)                            --         170,167               --               --
                                                            ----------      ----------       ----------       ----------
   Net Increase in Shares                                   31,730,239      17,841,576        7,217,340        4,268,267

ADVISOR CLASS
   Sold                                                        832,467          12,528          875,152            4,611
   Issued in Reinvestment of Distributions                       9,396             173            6,852               30
   Redeemed                                                    (38,023)             (7)         (26,368)              (2)
                                                            ----------      ----------       ----------       ----------
   Net Increase in Shares                                      803,840          12,694          855,636            4,639
                                                            ----------      ----------       ----------       ----------
Net Increase in Shares of the Fund                          32,534,079      17,854,270        8,072,976        4,272,906
                                                            ==========      ==========       ==========       ==========


5. Line of Credit
   The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At April 30, 2001, there were no borrowings by the Funds under the LOC.

----------------------------------------------------------------------------------------------------------------------------------

6. Investment Transactions
   The aggregate purchases and sales of long-term securities for the six months ended April 30, 2001 were as follows:


                                                          Purchases                        Sales
                                              -------------------------------  --------------------------------
                                              U.S. Government                   U.S. Government
                                                and Agency          Other         and Agency         Other
                                              ---------------  --------------  ---------------   --------------

   Strong Corporate Bond Fund                 $  616,021,710   $1,222,001,379   $  618,007,734   $1,047,315,375
   Strong Government Securities Fund           3,672,131,653      520,341,449    3,647,705,963      505,925,721
   Strong Short-Term Bond Fund                   215,349,297      537,968,602      270,768,593      356,212,056
   Strong High-Yield Bond Fund                            --      756,803,039               --      554,154,172
   Strong Short-Term High Yield Bond Fund                 --      190,708,943               --      124,651,111

7. Income Tax Information
   The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes were as follows:

                                                                    at April 30, 2001                           at Oct. 31, 2000
                                             ----------------------------------------------------------------   ----------------
                                               Federal Tax     Unrealized     Unrealized    Net Appreciation/   Net Capital Loss
                                                  Cost        Appreciation   Depreciation     Depreciation        Carryovers
                                             --------------   ------------   ------------   -----------------   ----------------

   Strong Corporate Bond Fund                $1,137,198,711   $18,591,510    $ 26,766,680    ($  8,175,170)     $ 42,062,754
   Strong Government Securities Fund          1,618,886,705    19,359,287      13,792,148        5,567,139        33,733,720
   Strong Short-Term Bond Fund                1,290,190,349    11,485,341      15,484,978       (3,999,637)      107,963,543
   Strong High-Yield Bond Fund                1,088,573,376    21,001,259     154,637,903     (133,636,644)       23,012,878
   Strong Short-Term High Yield Bond Fund       361,859,182     4,302,303      13,643,335       (9,341,032)        6,497,976

8. Acquisition Information
   Effective September 29, 2000, the Strong High-Yield Bond Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Global High-Yield Bond Fund. Strong High-Yield Bond Fund issued 170,167 shares (valued at $1,718,687) for the 194,141 shares of Strong Global High-Yield Bond Fund outstanding at September 29, 2000. The net assets of $1,718,687 of Strong Global High-Yield Bond Fund included net unrealized depreciation on investments of $57,321 and accumulated net realized losses of $422,640. The Strong Global High-Yield Bond Fund also incurred capital loss carryovers of $413,797, which were combined with those of Strong High-Yield Bond Fund. Strong High-Yield Bond Fund utilized $2,907 of these capital loss carryovers in 2000. Strong High-Yield Bond Fund's Statement of Operations for the year ended October 31, 2000 does not include preacquisition activity of Strong Global High-Yield Bond Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG CORPORATE BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                ----------------------------------------------------------------
                                                                April 30,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                    2001/(b)/     2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.43      $10.60     $11.09     $11.08     $10.64     $10.56
Income From Investment Operations:
    Net Investment Income                                          0.39        0.77       0.73       0.73       0.74       0.73
    Net Realized and Unrealized Gains (Losses) on Investments      0.36       (0.19)     (0.49)      0.02       0.44       0.08
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.75        0.58       0.24       0.75       1.18       0.81
Less Distributions:
    From Net Investment Income                                    (0.39)      (0.75)     (0.73)     (0.73)     (0.74)     (0.73)
    In Excess of Net Investment Income                               --          --         --      (0.01)        --         --
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.39)      (0.75)     (0.73)     (0.74)     (0.74)     (0.73)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.79      $10.43     $10.60     $11.09     $11.08     $10.64
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                  +7.3%       +5.7%      +2.2%      +6.8%     +11.5%      +8.0%
    Net Assets, End of Period (In Millions)                      $1,107        $921       $868       $819       $492       $298
    Ratio of Expenses to Average Net Assets Without Fees
      Paid Indirectly by Advisor and Earnings Credits              0.9%*       0.9%       0.8%       0.9%       1.0%       1.0%
    Ratio of Expenses to Average Net Assets                        0.9%*       0.9%       0.8%       0.9%       1.0%       1.0%
    Ratio of Net Investment Income to Average Net Assets           7.3%*       7.3%       6.7%       6.5%       6.8%       7.0%
    Portfolio Turnover Rate/(c)/                                 164.6%      293.9%     403.2%     366.9%     542.4%     672.8%


STRONG CORPORATE BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                                                       --------------------------------
                                                                       April 30,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                           2001/(b)/     2000     1999/(d)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $10.42      $10.59     $10.58
Income From Investment Operations:
    Net Investment Income                                                 0.41        0.80       0.13
    Net Realized and Unrealized Gains (Losses) on Investments             0.36       (0.17)      0.01
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      0.77        0.63       0.14
Less Distributions:
    From Net Investment Income                                           (0.41)      (0.80)     (0.13)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                                  (0.41)      (0.80)     (0.13)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $10.78      $10.42     $10.59
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
    Total Return                                                         +7.5%       +6.2%      +1.4%
    Net Assets, End of Period (In Millions)                                $15          $7         $1
    Ratio of Expenses to Average Net Assets Without Earnings Credits      0.4%*       0.4%       0.4%*
    Ratio of Expenses to Average Net Assets                               0.4%*       0.4%       0.4%*
    Ratio of Net Investment Income to Average Net Assets                  7.8%*       7.7%       6.9%*
    Portfolio Turnover Rate/(c)/                                        164.6%      293.9%     403.2%

  *  Calculated on an annualized basis.


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (Unaudited).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND -- ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
                                                                                    Period Ended
                                                                          --------------------------------
                                                                          April 30,   Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                              2001/(b)/     2000      1999/(c)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $10.42      $10.59     $10.58
Income From Investment Operations:
   Net Investment Income                                                     0.38        0.73       0.12
   Net Realized and Unrealized Gains (Losses) on Investments                 0.36       (0.17)      0.01
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                          0.74        0.56       0.13
Less Distributions:
   From Net Investment Income                                               (0.38)      (0.73)     (0.12)
----------------------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.38)      (0.73)     (0.12)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $10.78      $10.42     $10.59
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
   Total Return                                                              +7.2%       +5.5%      +1.2%
   Net Assets, End of Period (In Millions)                                     $13          $7         $0/(d)/
   Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions, Fees Paid Indirectly by Advisor and Earnings Credits       1.1%*       1.1%       1.2%*
   Ratio of Expenses to Average Net Assets                                    1.1%*       1.1%       1.2%*
   Ratio of Net Investment Income to Average Net Assets                       7.1%*       6.9%       6.8%*
   Portfolio Turnover Rate/(e)/                                             164.6%      293.9%     403.2%


STRONG GOVERNMENT SECURITIES FUND -- INVESTOR CLASS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Period Ended
                                                                 ------------------------------------------------------------------
                                                                 April 30,   Oct. 31,   Oct. 31,     Oct. 31,    Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                     2001/(b)/     2000       1999         1998        1997      1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.33      $10.23     $11.04       $10.70     $10.44     $10.60
Income From Investment Operations:
   Net Investment Income                                            0.29        0.59       0.58         0.60       0.65       0.63
   Net Realized and Unrealized Gains (Losses) on Investments        0.33        0.10      (0.58)        0.34       0.26      (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.62        0.69      (0.00)        0.94       0.91       0.47
Less Distributions:
   From Net Investment Income                                      (0.30)      (0.59)     (0.58)       (0.60)     (0.65)     (0.63)
   From Net Realized Gains                                            --          --      (0.23)          --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.30)      (0.59)     (0.81)       (0.60)     (0.65)     (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.65      $10.33     $10.23       $11.04     $10.70     $10.44
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                    +6.0%       +7.0%       0.0%/(f)/   +9.1%      +9.1%      +4.6%
   Net Assets, End of Period (In Millions)                        $1,410      $1,283     $1,340       $1,309       $843       $638
   Ratio of Expenses to Average Net Assets Without
     Fees Paid Indirectly by Advisor and Earnings Credits           0.9%*       0.9%       0.8%         0.8%       0.8%       0.9%
   Ratio of Expenses to Average Net Assets                          0.9%*       0.9%       0.8%         0.8%       0.8%       0.9%
   Ratio of Net Investment Income to Average Net Assets             5.5%*       5.8%       5.5%         5.5%       6.2%       6.0%
   Portfolio Turnover Rate/(e)/                                   266.7%      373.3%     185.3%       284.1%     474.9%     457.6%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2001 (Unaudited).
(c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(d) Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Amount calculated is less than 0.1%.


                       See Notes to Financial Statements.
                                                                              43

--------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------

                                                                           Period Ended
                                                                 -------------------------------------
                                                                 April 30,    Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                     2001/(b)/      2000       1999/(c)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.34       $10.22       $10.21
Income From Investment Operations:
   Net Investment Income                                            0.32         0.64         0.11
   Net Realized and Unrealized Gains on Investments                 0.32         0.12         0.01
------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.64         0.76         0.12
Less Distributions:
   From Net Investment Income                                      (0.32)       (0.64)       (0.11)
------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.32)       (0.64)       (0.11)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.66       $10.34       $10.22
======================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------
   Total Return                                                    +6.3%        +7.7%        +1.1%
   Net Assets, End of Period (In Millions)                           $47          $21           $0/(d)/
   Ratio of Expenses to Average Net Assets Without
     Fees Paid Indirectly by Advisor and Earnings Credits           0.4%*        0.4%         0.4%*
   Ratio of Expenses to Average Net Assets                          0.4%*        0.4%         0.4%*
   Ratio of Net Investment Income to Average Net Assets             6.1%*        6.2%         5.9%*
   Portfolio Turnover Rate/(e)/                                   266.7%       373.3%       185.3%



STRONG GOVERNMENT SECURITIES FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                                 ------------------------------------
                                                                 April 30,   Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                     2001/(b)/     2000        1999/(c)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.33      $10.22        $10.21
Income From Investment Operations:
   Net Investment Income                                            0.28        0.56          0.09
   Net Realized and Unrealized Gains on Investments                 0.32        0.11          0.01
-----------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.60        0.67          0.10
Less Distributions:
   From Net Investment Income                                      (0.28)      (0.56)        (0.09)
-----------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.28)      (0.56)        (0.09)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.65      $10.33        $10.22
=====================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------
   Total Return                                                    +5.9%       +6.8%         +1.0%
   Net Assets, End of Period (In Millions)                            $3          $0/(d)/       $0/(d)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions and Earnings Credits                               1.1%*       1.9%          1.2%*
   Ratio of Expenses to Average Net Assets                          1.1%*       1.1%          1.2%*
   Ratio of Net Investment Income to Average Net Assets             5.1%*       5.5%          5.4%*
   Portfolio Turnover Rate/(e)/                                   266.7%      373.3%        185.3%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2001 (Unaudited).
(c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(d) Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See Notes to Financial Statements.
44

--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                     Period Ended
                                                              ---------------------------------------------------------------
                                                              April 30,   Oct. 31,   Oct. 31,  Oct. 31,    Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                  2001/(b)/    2000        1999      1998        1997      1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $9.34      $9.41      $9.57      $9.78       $9.75     $9.77
Income From Investment Operations:
   Net Investment Income                                         0.32       0.63       0.62       0.66        0.69      0.69
   Net Realized and Unrealized Gains (Losses) on Investments     0.20      (0.07)     (0.17)     (0.21)       0.03     (0.02)
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              0.52       0.56       0.45       0.45        0.72      0.67
Less Distributions:
   From Net Investment Income                                   (0.33)     (0.63)     (0.61)     (0.66)      (0.69)    (0.69)
   In Excess of Net Investment Income                              --         --         --      (0.00)/(c)/    --        --
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (0.33)     (0.63)     (0.61)     (0.66)      (0.69)    (0.69)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $9.53      $9.34      $9.41      $9.57       $9.78     $9.75
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                 +5.6%      +6.2%      +4.8%      +4.7%       +7.6%     +7.1%
   Net Assets, End of Period (In Millions)                     $1,235     $1,138     $1,272     $1,329      $1,310    $1,148
   Ratio of Expenses to Average Net Assets Without
     Fees Paid Indirectly by Advisor                             0.9%*      0.9%       0.8%       0.8%        0.9%      0.9%
   Ratio of Expenses to Average Net Assets                       0.9%*      0.9%       0.8%       0.8%        0.9%      0.9%
   Ratio of Net Investment Income to Average Net Assets          6.9%*      6.7%       6.5%       6.7%        7.0%      7.1%
   Portfolio Turnover Rate/(d)/                                 52.3%      94.1%     124.2%     138.3%      193.8%    191.5%



STRONG SHORT-TERM BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                        Period Ended
                                                               -----------------------------
                                                               April 30,   Oct.31,   Oct.31,
Selected Per-Share Data/(a)/                                   2001/(b)/    2000    1999/(e)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $9.35      $9.42     $9.42
Income From Investment Operations:
   Net Investment Income                                          0.35       0.67      0.11
   Net Realized and Unrealized Gains (Losses) on Investments      0.19      (0.07)       --
--------------------------------------------------------------------------------------------
   Total from Investment Operations                               0.54       0.60      0.11
Less Distributions:
   From Net Investment Income                                    (0.35)     (0.67)    (0.11)
--------------------------------------------------------------------------------------------
   Total Distributions                                           (0.35)     (0.67)    (0.11)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $9.54      $9.35     $9.42
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
   Total Return                                                  +5.8%      +6.6%     +1.2%
   Net Assets, End of Period (In Millions)                         $57        $25       $13
   Ratio of Expenses to Average Net Assets                        0.4%*      0.4%      0.4%*
   Ratio of Net Investment Income to Average Net Assets           7.4%*      7.2%      6.8%*
   Portfolio Turnover Rate/(d)/                                  52.3%      94.1%    124.2%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (Unaudited).
(c)  Amount calculated is less than $0.01.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.


                        See Notes to Financial Statements.
                                                                              45

---------------------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND -- ADVISOR CLASS
---------------------------------------------------------------------------------------------
                                                                          Period Ended
                                                                 ----------------------------
                                                                 April 30, Oct. 31, Oct. 31,
Selected Per-Share Data/(a)/                                     2001/(b)/  2000    1999/(c)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.34    $9.41     $9.42
Income From Investment Operations:
   Net Investment Income                                            0.31     0.60      0.10
   Net Realized and Unrealized Gains (Losses) on Investments        0.19    (0.07)    (0.01)
----------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.50     0.53      0.09
Less Distributions:
   From Net Investment Income                                      (0.31)   (0.60)    (0.10)
----------------------------------------------------------------------------------------------
   Total Distributions                                             (0.31)   (0.60)    (0.10)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.53    $9.34     $9.41
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
   Total Return                                                    +5.5%    +5.8%     +0.9%
   Net Assets, End of Period (In Millions)                            $2       $0/(d)/   $0/(d)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions and Fees Paid Indirectly by Advisor                1.1%*    2.0%      1.2%*
   Ratio of Expenses to Average Net Assets                          1.1%*    1.1%      1.2%*
   Ratio of Net Investment Income to Average Net Assets             6.4%*    6.5%      6.3%*
   Portfolio Turnover Rate/(e)/                                    52.3%    94.1%    124.2%


STRONG HIGH-YIELD BOND FUND -- INVESTOR CLASS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Period Ended
                                                              -----------------------------------------------------------------
                                                              April 30,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                  2001/(b)/     2000       1999       1998       1997     1996/(f)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $9.68     $10.60     $10.73     $11.94     $11.26       $10.00
Income From Investment Operations:
   Net Investment Income                                         0.53       1.14       1.09       1.05       1.05         0.84
   Net Realized and Unrealized Gains (Losses) on Investments    (0.56)     (0.92)     (0.05)     (0.89)      0.81         1.26
-------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             (0.03)      0.22       1.04       0.16       1.86         2.10
Less Distributions:
   From Net Investment Income                                   (0.53)     (1.14)     (1.08)     (1.04)     (1.05)       (0.84)
   In Excess of Net Investment Income                              --         --         --      (0.01)        --           --
   From Net Realized Gains                                         --         --      (0.09)     (0.32)     (0.13)          --
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (0.53)     (1.14)     (1.17)     (1.37)     (1.18)       (0.84)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $9.12     $ 9.68     $10.60     $10.73     $11.94       $11.26
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                 -0.3%      +1.9%      +9.8%      +0.9%     +17.3%       +21.7%
   Net Assets, End of Period (In Millions)                       $964       $717       $595       $462       $510         $217
   Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Fees Paid Indirectly by Advisor            0.9%*      0.9%       0.8%       0.8%       0.8%         1.0%*
   Ratio of Expenses to Average Net Assets                       0.9%*      0.9%       0.8%       0.8%       0.6%         0.0%*
   Ratio of Net Investment Income to Average Net Assets         11.3%*     11.0%       9.8%       8.8%       8.9%         9.6%*
   Portfolio Turnover Rate/(e)/                                 75.0%     103.8%     144.7%     224.4%     409.3%       390.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (Unaudited).
(c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from January 1, 1996 (Commencement of Operations) to October 31, 1996.


                         See Notes to Financial Statements.
46

--------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND -- ADVISOR CLASS
-----------------------------------------------------------------


                                                                   Period Ended
                                                            --------------------------
                                                             April 30,     Oct. 31,
Selected Per-Share Data/(a)/                                 2001/(b)/     2000/(c)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $9.67         $10.78
Income From Investment Operations:
   Net Investment Income                                        0.52           0.75
   Net Realized and Unrealized Losses on Investments           (0.57)         (1.11)
-----------------------------------------------------------------------------------------
   Total from Investment Operations                            (0.05)         (0.36)
Less Distributions:
   From Net Investment Income                                  (0.52)         (0.75)
-----------------------------------------------------------------------------------------
   Total Distributions                                         (0.52)         (0.75)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $9.10         $ 9.67
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
   Total Return                                                -0.5%          +3.4%
   Net Assets, End of Period (In Millions)                        $7             $0/(d)/
   Ratio of Expenses to Average Net Assets Without Waivers
     and Absorptions                                            1.1%*          1.2%*
   Ratio of Expenses to Average Net Assets                      1.1%*          1.1%*
   Ratio of Net Investment Income to Average Net Assets        10.4%*         10.7%*
   Portfolio Turnover Rate/(e)/                                75.0%         103.8%



STRONG SHORT-TERM HIGH YIELD BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                            -------------------------------------------------------------------
                                                             April 30,     Oct. 31,      Oct. 31,      Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                 2001/(b)/       2000          1999          1998        1997/(f)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $9.88        $10.21        $10.20        $10.24         $10.00
Income From Investment Operations:
   Net Investment Income                                        0.42          0.81          0.79          0.77           0.25
   Net Realized and Unrealized Gains (Losses) on Investments   (0.01)        (0.33)         0.06          0.01           0.24
-------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             0.41          0.48          0.85          0.78           0.49
Less Distributions:
   From Net Investment Income                                  (0.42)        (0.81)        (0.79)        (0.77)         (0.25)
   From Net Realized Gains                                        --         (0.00)/(g)/   (0.05)        (0.05)            --
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                         (0.42)        (0.81)        (0.84)        (0.82)         (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $9.87        $ 9.88        $10.21        $10.20         $10.24
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                +4.3%         +4.9%          +8.5%        +7.7%          +4.9%
   Net Assets, End of Period (In Millions)                      $357          $286           $252         $106            $45
   Ratio of Expenses to Average Net Assets                      0.8%*         0.8%           0.8%         0.9%           1.0%*
   Ratio of Net Investment Income to Average Net Assets         8.6%*         8.1%           7.6%         7.4%           7.7%*
   Portfolio Turnover Rate/(e)/                                41.5%         66.8%          60.1%       190.1%          96.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (Unaudited).
(c)  For the period from March 1, 2000 (Commencement of Class) to October 31,
     2000.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  For the period from June 30, 1997 (Inception) to October 31, 1997.
(g)  Amount calculated is less than $0.01.


                       See Notes to Financial Statements.
                                                                              47

--------------------------------------------------------------------------------

STRONG SHORT-TERM HIGH YIELD BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                Period Ended
                                                           ---------------------
                                                           April 30,    Oct. 31,
Selected Per-Share Data/(a)/                               2001/(b)/   2000/(c)/
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                         $9.88      $10.05
Income From Investment Operations:
    Net Investment Income                                     0.41        0.51
    Net Realized and Unrealized Losses on Investments        (0.01)      (0.17)
--------------------------------------------------------------------------------
    Total from Investment Operations                          0.40        0.34
Less Distributions:
    From Net Investment Income                               (0.41)      (0.51)
--------------------------------------------------------------------------------
    Total Distributions                                      (0.41)      (0.51)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $9.87      $ 9.88
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
    Total Return                                             +4.1%       +4.3%
    Net Assets, End of Period (In Millions)                     $8          $0/(d)/
    Ratio of Expenses to Average Net Assets Without
      Waivers and Absorptions                                 1.1%*       1.2%*
    Ratio of Expenses to Average Net Assets                   1.1%*       1.1%*
    Ratio of Net Investment Income to Average Net Assets      8.2%*       7.6%*
    Portfolio Turnover Rate/(e)/                             41.5%       66.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (Unaudited).
(c)  For the period from March 1, 2000 (Commencement of Class) to October 31,
     2000.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See Notes to Financial Statements.

Directors
   Richard S. Strong
   Willie D. Davis
   Stanley Kritzik
   Neal Malicky
   Marvin E. Nevins
   William F. Vogt

Officers
   Richard S. Strong, Chairman of the Board
   Elizabeth N. Cohernour, Vice President and Secretary
   Cathleen A. Ebacher, Vice President and Assistant Secretary
   Susan A. Hollister, Vice President and Assistant Secretary
   Dennis A. Wallestad, Vice President
   Thomas M. Zoeller, Vice President
   John W. Widmer, Treasurer
   Rhonda K. Haight, Assistant Treasurer

Investment Advisor
   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
   Strong Investments, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodians
   Strong Corporate Bond, Strong Short-Term Bond, and Strong High-Yield Bond Funds
   Firstar Bank, N.A.
   P.O. Box 701, Milwaukee, Wisconsin 53201

   Strong Government Securities and Strong Short-Term High Yield Bond Funds
   State Street Bank and Trust Company
   801 Pennsylvania Avenue, Kansas City, Missouri 64101

Transfer Agent and Dividend-Disbursing Agent
   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
   Godfrey & Kahn, S.C.
   780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT12924-0401


Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com


To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                                            SINC